As filed with the Securities and Exchange Commission on November 30, 1999


                                                Securities Act File No. 33-50417
                                        Investment Company Act File No. 811-6282

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 8                      [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 16                             [X]
                        (Check appropriate box or boxes)

                                ---------------

                            Merrill Lynch Multi-State
                     Limited Maturity Municipal Series Trust
               (Exact Name of Registrant as Specified in Charter)

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

                                 (609) 282-2800
              (Registrant's Telephone Number, including Area Code)

                                ---------------

                                 Terry K. Glenn
        Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                                Mailing Address:
                 P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                                ---------------

                                   Copies to:

             Counsel for the Trust                Michael J. Hennewinkel, Esq.
                BROWN & WOOD LLP                         MERRILL LYNCH
            One World Trade Center                      ASSET MANAGEMENT
         New York, New York 10048-0557                    P.O. Box 9011
     Attention: Thomas R. Smith, Jr., Esq.      Princeton, New Jersey 08543-9011

                                ---------------

        It is proposed that this filing will become effective (check appropriate box):

               [X] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

        If appropriate, check the following box:

               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

================================================================================

Prospectus

[LOGO] Merrill Lynch

Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust

o  Merrill Lynch California Limited Maturity Municipal Bond Fund

o  Merrill Lynch Florida Limited Maturity Municipal Bond Fund



                                                               November 30, 1999


This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                            Page
[Clip Art] KEY FACTS
--------------------------------------------------------------------------------
Merrill Lynch Multi-State Limited Maturity
  Municipal Series Trust at a Glance ........................................  3

Risk/Return Bar Charts for the Funds ........................................  5

Fees and Expenses for each Fund .............................................  7




[Clip Art] DETAILS ABOUT THE FUNDS
--------------------------------------------------------------------------------
How the Funds Invest ........................................................ 10

Investment Risks ............................................................ 11





[Clip Art] YOUR ACCOUNT
--------------------------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System ..................................... 17

How to Buy, Sell, Transfer and Exchange Shares .............................. 22

Participation in Merrill Lynch Fee-Based Programs ........................... 26




[Clip Art] MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Fund Asset Management ....................................................... 29

Financial Highlights ........................................................ 30




[Clip Art] FOR MORE INFORMATION
--------------------------------------------------------------------------------
Shareholder Reports ................................................  Back Cover

Statement of Additional Information ................................  Back Cover

        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Key Facts [Clip Art]

In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Investment Grade -- any of the four
highest debt obligation ratings by
recognized rating agencies, including
Moody's Investors Service, Inc.,
Standard & Poor's or Fitch IBCA, Inc.

California Municipal Bond -- a debt
obligation issued by or on behalf of the state of California, a governmental entity in California or other qualifying issuer that pays interest exempt from California income tax as well as from Federal income tax.

Florida Municipal Bond -- a debt
obligation issued by or on behalf of the state of Florida, a governmental entity in Florida or other qualifying issuer that is not subject to Florida intangible personal property tax and that pays interest exempt from Federal income tax.


MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL
SERIES TRUST AT A GLANCE
--------------------------------------------------------------------------------
What are the Funds' investment objectives?


The investment objective of the California Fund is to provide shareholders with income exempt from Federal and California income taxes.


The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income tax and the opportunity to own shares whose value is exempt from Florida intangible personal property tax.


What are the Funds' main investment strategies?

The California Fund invests primarily in a portfolio of intermediate term investment grade California municipal bonds. The Florida Fund invests primarily in a portfolio of intermediate term investment grade Florida municipal bonds. These bonds may be obligations of a variety of issuers, including the states of California or Florida, governmental entities in California or Florida, and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The California Fund will invest at least 65% of its assets in California municipal bonds and at least 80% of its total assets in California municipal bonds and other bonds that pay interest exempt from Federal income tax but not California income tax.


The Florida Fund will invest at least 65% of its assets in Florida municipal bonds and at least 80% of its total assets in Florida municipal bonds and other bonds that pay interest exempt from Federal income tax but that subject shares of the Florida Fund to Florida intangible personal property tax.

In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt fromFlorida intangible personal property tax on the last business day of any calendar year ("90% threshold"), shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. If the Florida Fund does not meet the 90% threshold, only that portion of the value of the Florida Fund's shares equal to the portion of the Florida Fund's net assets invested in obligations of the U.S. Government will be exempt from Florida intangible personal property tax. While the Florida Fund will try to meet the 90% threshold, it may not always be possible to do so.

Each Fund may invest up to 20% of its assets in high yield bonds (also known as "junk" bonds), however, the Funds do not intend to purchase debt securities that are in default or that Fund management believes will be in default. Each Fund also may invest in certain types of derivative securities. When choosing investments, management of the Funds considers various factors, including the credit quality of issuers, yield analysis, maturity


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST       3

[Clip Art] Key Facts

State Municipal Bond -- either a
California Municipal Bond or a Florida
Municipal Bond.


analysis and the call features of the obligations. Each Fund will invest primarily in municipal bonds with remaining maturities of between one and ten years. As a result, it is expected that each Fund's weighted average maturity will not be more than five years. Neither Fund can guarantee that it will achieve its objective.


What are the main risks of investing in a Fund?

As with any fund, the value of each Fund's investments -- and therefore the value of each Fund's shares -- may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. If the value of a Fund's investments goes down, you may lose money. Prices of shorter term debt instruments generally change less in response to interest rate changes than prices of longer term debt instruments.


Each Fund is a non-diversified fund, which means that each Fund may invest more of its assets in obligations of a single issuer than if it were a diversified fund. By concentrating in a smaller number of issuers, each Fund's risk is increased because developments affecting an individual issuer may have a greater impact on a Fund's performance. In addition, since each Fund invests at least 65% of its assets in its respective State municipal bonds, each Fund is more exposed to negative political or economic factors in its respective state than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.


Who should invest?

The California Fund may be an appropriate investment for you if you are looking for income that is exempt from Federal and California income taxes.


The Florida Fund may be an appropriate investment for you if you are looking for income that is exempt from Federal income taxes and the opportunity to own shares that are not subject to Florida intangible personal property tax.

In addition, one of the Funds may be appropriate for you if you:


       o Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

       o Are looking for liquidity

       o Can tolerate the risk of loss caused by negative political or economic developments in the relevant state, changes in interest rates or adverse changes in the price of bonds in general

4       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

RISK/RETURN BAR CHARTS
--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for Class B shares for each complete calendar year since the inception of the respective Fund. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. The tables compare the average annual total returns for each class of a Fund's shares for the periods shown with those of the ML Municipals 1-3 years Index. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.


          Merrill Lynch California Limited Maturity Municipal Bond Fund

                        [Graph depicted as a Bar Chart]

      1994           1995           1996           1997           1998
      ----           ----           ----           ----           ----
     -0.90%         9.73%          2.79%          4.56%          3.54%


During the period shown in the bar chart, the highest return for a quarter was 3.70% (quarter ended March 31, 1995) and the lowest return for a quarter was -1.76% (quarter ended March 31, 1994). The California Fund's year-to-date return as of September 30, 1999 was -3.75%.

Average Annual Total Returns (as of the                  Past       Past        Since
calendar year ended) December 31, 1998                 One Year  Five Years   Inception
---------------------------------------------------------------------------------------
 ML CA Limited Maturity Municipal Bond Fund*-- Class A   2.88%      4.05%      4.15%+
 ML Municipals 1-3 years Index**                         5.01%      4.45%      4.53%++
---------------------------------------------------------------------------------------
 ML CA Limited Maturity Municipal Bond Fund*-- Class B   2.54%      3.89%      3.99%+
 ML Municipals 1-3 years Index**                         5.01%      4.45%      4.53%++
---------------------------------------------------------------------------------------
 ML CA Limited Maturity Municipal Bond Fund* -- Class C  2.74%       N/A       4.86%#
 ML Municipals 1-3 years Index**                         5.01%       N/A       5.01%##
---------------------------------------------------------------------------------------
 ML CA Limited Maturity Municipal Bond Fund* -- Class D  2.77%       N/A       4.73%#
 ML Municipals 1-3 years Index**                         5.01%       N/A       5.01%##
---------------------------------------------------------------------------------------



  * Includes sales charge.
 ** This unmanaged index is comprised of AAA-rated bonds maturing within three years. Past performance is not predictive of future performance.
  + Inception date is November 26, 1993.
 ++ Since November 26, 1993.
  # Inception date is October 21, 1994.
 ## Since October 21, 1994.


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST       5

[Clip Art] Key Facts

RISK/RETURN BAR CHARTS
--------------------------------------------------------------------------------


           Merrill Lynch Florida Limited Maturity Municipal Bond Fund

                        [Graph depicted as a Bar Chart]

      1994           1995           1996           1997           1998
      ----           ----           ----           ----           ----
     -0.37%         9.30%          2.33%          4.19%          3.70%


During the period shown in the bar chart, the highest return for a quarter was 3.48% (quarter ended March 31, 1995) and the lowest return for a quarter was (1.46)% (quarter ended March 31, 1994). The Florida Fund's year-to-date return as of September 30, 1999 was (0.55)%.

Average Annual Total Returns (as of the                       Past       Past       Since
calendar year ended) December 31, 1998                      One Year  Five Years  Inception
-------------------------------------------------------------------------------------------
 ML FL Limited Maturity Municipal Bond Fund* -- Class A       3.03%      3.94%     3.98%+
 ML Municipals 1-3 years Index**                              5.01%      4.45%     4.53%++
-------------------------------------------------------------------------------------------
 ML FL Limited Maturity Municipal Bond Fund* -- Class B       2.70%      3.78%     3.82%+
 ML Municipals 1-3 years Index**                              5.01%      4.45%     4.53%++
-------------------------------------------------------------------------------------------
 ML FL Limited Maturity Municipal Bond Fund* -- Class C       2.52%       N/A      4.26%#
 ML Municipals 1-3 years Index**                              5.01%       N/A      5.01%##
-------------------------------------------------------------------------------------------
 ML FL Limited Maturity Municipal Bond Fund* -- Class D       2.93%       N/A      4.52%#
 ML Municipals 1-3 years Index**                              5.01%       N/A      5.01%##
-------------------------------------------------------------------------------------------



  * Includes sales charge.
 ** This unmanaged index is comprised of AAA-rated bonds maturing within three years. Past performance is not predictive of future performance.
  + Inception date is November 26, 1993.
 ++ Since November 26, 1993.
  # Inception date is October 21, 1994.
 ## Since October 21, 1994.



6       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

UNDERSTANDING
EXPENSES

Fund investors pay various fees
and expenses, either directly or
indirectly. Listed below are some
of the main types of expenses,
which all mutual funds may
charge:

Expenses paid directly by the
shareholder:

Shareholder Fees -- these
include sales charges that you
may pay when you buy or sell
shares of a Fund.

Expenses paid indirectly by the
shareholder:

Annual Fund Operating
Expenses -- expenses that cover
the costs of operating a Fund.

Management Fee -- a fee paid
to the Manager for managing a
Fund.

Distribution Fees -- fees used to
support a Fund's marketing and
distribution efforts, such as
compensating Financial
Consultants, advertising and
promotion.

Service (Account Maintenance)
Fees -- fees used to compensate
securities dealers for account
maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------


Each Fund offers four different classes of shares. Although your money will be invested in a Fund the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of a Fund. Future expenses may be greater or less than those indicated below.


                                                           Both Funds
 Shareholder Fees (fees paid directly from   -----------------------------------------
 your investment)(a):                        Class A   Class B(b   Class C(c)  Class D
--------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering
   price)                                       1.00%(d)  None         None      1.00%(d)
--------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase
   price or redemption proceeds, whichever
   is lower)                                    None(e)   1.00%(d)   1.00%(d)   None(e)
--------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on
   Dividend Reinvestments                       None      None       None       None
--------------------------------------------------------------------------------------
   Redemption Fee                               None      None       None       None
--------------------------------------------------------------------------------------
   Exchange Fee                                 None      None       None       None
--------------------------------------------------------------------------------------
 Annual Fund Operating Expenses (expenses
 that are deducted from Fund Assets):
--------------------------------------------------------------------------------------
                                                         California Fund
--------------------------------------------------------------------------------------
   Management Fee(f)                            0.35%     0.35%      0.35%      0.35%
--------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1)
     Fees(g)                                    None      0.35%      0.35%      0.10%
--------------------------------------------------------------------------------------
   Other Expenses (including transfer
     agency fees)(h)                            1.44%     1.44%      1.26%      1.42%
--------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses           1.79%     2.14%      1.96%      1.87%
--------------------------------------------------------------------------------------
                                                         Florida Fund
--------------------------------------------------------------------------------------
   Management Fee(f)                            0.35%     0.35%      0.35%      0.35%
   Distribution and/or Service (12b-1) Fees(g)  None      0.35%      0.35%      0.10%
--------------------------------------------------------------------------------------
   Other Expenses (including transfer
     agency fees)(h)                            1.13%     1.14%      0.96%      1.12%
--------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses           1.48%     1.84%      1.66%      1.57%
--------------------------------------------------------------------------------------



(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b) Class B shares automatically convert to Class D shares about ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c) Class C Shares are available only through the exchange privilege.
(d) Some investors may qualify for reductions in the sales charge (load).
(e) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(f) Each Fund pays the Manager a fee at the annual rate of 0.35% of the average daily net assets of the respective Fund. For the fiscal year ended July 31, 1999, the Manager waived $19,537 of the management fees due from the California Fund. The Total Annual Fund Operating Expenses in the fee table above have been restated for the California Fund to assume the absence of any such waiver


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      7

[Clip Art] Key Facts

(footnotes continued from previous page)


    because the Manager may discontinue or reduce such waiver of fees at any time without notice. The actual Total Fund Operating Expenses for the California Fund, net of the waiver, is provided below for the fiscal year ended July 31, 1999.



                           Management Fees Waived         Total Operating Expenses After Waiver
                      -----------------------------  -----------------------------------------------
                      Class A   Class B   Class C    Class D   Class A    Class B   Class C   Class D
                      -------   -------   -------    -------   -------    -------   --------  -------
    California Fund .. 0.20%      0.20%    0.20%      0.20%     1.59%      1.94%      1.76%     1.67%

(g) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials of the Funds. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought Class A or Class D shares.

(h) Each Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. Each Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. Each Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1999, the California Fund paid the Transfer Agent fees totaling $3,290 and the Florida Fund paid the Transfer Agent fees totaling $4,031. The Manager provides accounting services to each Fund at its cost. For the fiscal year ended July 31, 1999, the California Fund reimbursed the Manager $36,246 and the Florida Fund reimbursed the Manager $42,391 for these accounting services.


8       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Examples:

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that each Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         California Fund
                                        ----------------

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                         1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A                  $280            $658           $1,060          $2,184
--------------------------------------------------------------------------------
  Class B                  $317            $670           $1,149          $2,472
--------------------------------------------------------------------------------
  Class C                  $299            $615           $1,057          $2,285
--------------------------------------------------------------------------------
  Class D                  $288            $682           $1,101          $2,268
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                         1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A                  $280            $658           $1,060          $2,184
--------------------------------------------------------------------------------
  Class B                  $217            $670           $1,149          $2,472
--------------------------------------------------------------------------------
  Class C                  $199            $615           $1,057          $2,285
--------------------------------------------------------------------------------
  Class D                  $288            $682           $1,101          $2,268
--------------------------------------------------------------------------------


                                          Florida Fund
                                        ----------------

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                         1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A                  $249            $563            $900           $1,851
--------------------------------------------------------------------------------
  Class B                  $287            $579            $995           $2,159
--------------------------------------------------------------------------------
  Class C                  $269            $523            $902           $1,965
--------------------------------------------------------------------------------
  Class D                  $258            $591            $947           $1,949
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                         1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A                  $249            $563            $900           $1,851
--------------------------------------------------------------------------------
  Class B                  $187            $579            $995           $2,159
--------------------------------------------------------------------------------
  Class C                  $169            $523            $902           $1,965
--------------------------------------------------------------------------------
  Class D                  $258            $591            $947           $1,949
--------------------------------------------------------------------------------

       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST       9

Details About the Funds [Clip Art]

ABOUT THE
PORTFOLIO MANAGER

Edward J. Andrews is the
portfolio manager of both Funds
and has been a Vice President of
Fund Asset Management and
Merrill Lynch Asset Management
since 1991.

About The Manager

Both Funds are managed by
Fund Asset Management.

HOW THE FUNDS INVEST
--------------------------------------------------------------------------------



The California Fund's main objective is to seek income that is exempt from Federal and California income taxes. The Florida Fund's main objective is to seek income exempt from Federal income tax and to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The California Fund invests primarily in intermediate term, investment grade California municipal bonds while the Florida Fund invests primarily in intermediate term, investment grade Florida municipal bonds. These bonds may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in California, in the case of the California Fund, or in Florida, in the case of the Florida Fund. Issuers also may be located in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.


Each Fund may invest in either fixed rate or variable rate obligations. At least 80% of each Fund's total assets will be invested in investment grade securities. Each Fund may invest up to 20% of its total assets in high yield ("junk") bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.


Each Fund will invest at least 80% of its total assets in obligations that pay interest exempt from Federal income tax and at least 65% of its total assets in its respective State municipal bonds. Under normal conditions, each Fund's weighted average maturity will not be more than five years. For temporary periods, however, a Fund may invest up to 35% of its total assets in short term tax exempt or taxable money market obligations, although each Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, each Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for each Fund to achieve its objective.

In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt from Florida intangible personal property tax on the last business day of any calendar year ("90% threshold"), shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. If the Florida Fund does not meet the 90% threshold, only that portion of the value of the Florida Fund's shares equal to the portion of the Florida Fund's net assets that are invested in obligations of the U.S. Government will be exempt from Florida intangible personal property tax. While the Florida Fund will try to meet the 90% threshold, it may not always be possible to do so.



10      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Each Fund may use derivatives including futures, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

Each Fund's investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.


California's economy is influenced by numerous factors, including developments in technology, business services (such as computer software), construction, computers and electronic components as well as the economies of Canada and Latin America, California's largest trading partners. Florida's economy is also affected by many factors, including its governmental structure, its dependence on sales and use taxes, the disproportionate number of retirees living there and tourism. The Manager believes that current economic conditions in both California and Florida will enable each Fund to continue to invest in high quality State municipal bonds.



Fund management considers a variety of factors when choosing investments, such as:

     o Credit Quality Of Issuers -- based on bond ratings and other factors including economic and financial conditions.

     o Yield Analysis -- takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).


     o Maturity Analysis -- the weighted average maturity of each portfolio normally will not be more than five years. Factors considered to determine the desired average maturity include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.


In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.


INVESTMENT RISKS
--------------------------------------------------------------------------------


This section contains a summary discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      11

[Clip Art] Details About the Funds

Bond Market And Selection Risk -- Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of municipal bonds generally decrease when interest rates increase. However, prices of shorter term securities generally change less in response to interest rate changes than prices on longer term securities.


State Specific Risk -- Each Fund will invest primarily in its respective State municipal bonds. As a result, each Fund is more exposed to risks affecting issuers in its respective state than is a municipal bond fund that invests more widely. Management does not believe that the current economic and financial conditions of either state will adversely affect the respective Fund's ability to invest in high quality state municipal securities.

     o California -- During the late 1990's, California's economy has been recovering from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July, 1994 and which became due for payment in April, 1996. Moody's, Standard &Poor's and Fitch currently rate the State of California's general obligation bonds Aa3, AA-, and AA-, respectively.


     o Florida -- Many different social, environmental and economic factors may affect the financial condition ofFlorida and its political subdivisions. From time to time, Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which

12      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
       account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions. As of October, 26, 1999, Florida's general obligation bonds were rated Aaa by Moody's, AAA by S&P and AAA by Fitch.


Call And Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, that Fund may lose income and may have to invest the proceeds in bonds with lower yields.


Borrowing And Leverage -- Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return. Certain securities that a Fund buys may create leverage including, for example, when issued securities, forward commitments and options.


Risks associated with certain types of obligations in which each Fund may invest include:


General Obligation Bonds -- The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.


Revenue Bonds -- Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds -- Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      13

[Clip Art] Details About the Funds


the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds -- Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.


Municipal Notes -- Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations -- In a municipal lease obligation, the issuer agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for payment of the lease obligation, but the leased property secures the obligation. In addition, the proceeds of a sale may not cover a Fund's loss.

Insured Municipal Bonds -- Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and payment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Funds do not intend to purchase debt securities that are in default or that Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

14      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

When Issued Securities, Delayed Delivery Securities and Forward Commitments -- When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to that Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

Variable Rate Demand Obligations -- Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

Illiquid Investments -- Each Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Derivatives -- Each Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:


       Credit Risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

       Leverage Risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


Each Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can

       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      15

[Clip Art] Details About the Funds

reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Short Term Municipal Derivatives-- Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled whether pass-through income paid to a Fund is tax-exempt. Each Fund received an opinion of counsel that pass-through income is tax-exempt for Federal income tax purposes, but that does not mean that the IRS will never rule that pass-through income is taxable.


Indexed And Inverse Floating Rate Securities -- Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


If you would like further information about the Trust and each Fund, including how the Funds invest, please see the Statement of Additional Information.


16      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

YOUR ACCOUNT [Clip Art]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------


Each Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares. You may acquire Class C shares only by exchanging Class C shares of another Merrill Lynch mutual fund.

Each Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch. Each Fund is a separate series of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust.

        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     17

[Clip Art] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                    Class A                      Class B                       Class C                       Class D
------------------------------------------------------------------------------------------------------------------------------------
Availability        Limited to certain           Generally available           o Not available for           Generally available
                    investors including:         through Merrill Lynch.          purchase.                   through Merrill Lynch.
                    o Current Class A            Limited availability          o Issued in exchange          Limited availability
                      shareholders               through other                   for Class C shares of       through other
                    o Participants in            securities dealers.             other Merrill Lynch         securities dealers.
                      certain Merrill Lynch-                                     Mutual funds.
                      sponsored programs
                    o Certain affiliates of
                      Merrill Lynch.
------------------------------------------------------------------------------------------------------------------------------------
Initial Sales       Yes. Payable at time         No. Entire purchase           No. Entire purchase           Yes. Payable at time
Charge?             of purchase. Lower           price is invested in          price is invested in          of purchase. Lower
                    sales charges available      shares of a Fund.             shares of the Fund.           sales charges available
                    for larger investments.                                                                  for larger investments.
------------------------------------------------------------------------------------------------------------------------------------
Deferred Sales      No. (May be charged          Yes. Payable if you           Yes. Payable if you           No. (May be charged
Charge?             for purchases over           redeem within one             redeem within one             for purchases over
                    $1 million that are          year of purchase.             year of acquisition.          $1 million that are
                    redeemed within                                                                          redeemed within
                    one year.)                                                                               one year.)
------------------------------------------------------------------------------------------------------------------------------------
Account             No.                          0.15% Account                 0.15% Account                 0.10% Account
Maintenance and                                  Maintenance Fee               Maintenance Fee               Maintenance Fee.
Distribution Fees?                               0.20% Distribution            0.20% Distribution            No Distribution Fee.
                                                 Fee.                          Fee.
------------------------------------------------------------------------------------------------------------------------------------
Conversion to       No.                          Yes, automatically            No.                           No.
Class D shares?                                  after approximately
                                                 ten years.
------------------------------------------------------------------------------------------------------------------------------------

18     MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Right of Accumulation -- permits you to
pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill
Lynch mutual funds that offer Select
Pricing options.

Letter of Intent -- permits you to pay
the sales charge that would be
applicable if you add up all shares of
Merrill Lynch Select Pricing(SM) System
funds that you agree to buy within a 13
month period. Certain restrictions
apply.


Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                         Discount to
                            Sales Load         Sales Load as         Selected Dealers
                         as Percentage* of    Percentage* of the       as Percentage*
  Amount of Purchase      Offering Price      Net Amount Invested   of the Offering Price
-----------------------------------------------------------------------------------------
  Less than $100,000            1.00%               1.01%                  .95%
-----------------------------------------------------------------------------------------
  $100,000 but less
  than $250,000                  .75%                .76%                  .70%
-----------------------------------------------------------------------------------------
  $250,000 but less
  than $500,000                  .50%                .50%                  .45%
-----------------------------------------------------------------------------------------
  $500,000 but less
  than $1,000,000                .30%                .30%                  .27%
-----------------------------------------------------------------------------------------
  $1,000,000 and over**          .00%                .00%                  .00%
-----------------------------------------------------------------------------------------


  * Rounded to the nearest one-hundredth percent.

 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 0.20% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

         o Purchases under a Right of Accumulation or Letter of Intent

         o TMA(SM) Managed Trusts

         o Certain Merrill Lynch investment or central asset accounts

         o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

         o Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

         o Certain Merrill Lynch fee-based programs


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      19

[Clip Art] Your Account

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Funds' Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of acquisition. However, if you redeem your shares within one year after acquisition, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.20% and account maintenance fees of 0.15% each year under distribution plans that each Fund has adopted under Rule 12b-1. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


20      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

If you redeem Class B shares or Class C shares within one year after acquisition, you may be charged a deferred sales charge. The amount of the charge is set forth in the following schedule:

            Years Since Purchase                         Sales Charge*
            ----------------------------------------------------------
            0 - 1                                            1.00%
            ----------------------------------------------------------
            1 and thereafter                                 0.00%
            ----------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

Class B Shares

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

     o Redemption in connection with participation in certain Merrill Lynch fee-based programs

     o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

     o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B


       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST      21

[Clip Art] Your Account

shares of a Fund in an exchange from another fund with a shorter conversion schedule, each Fund's ten year conversion schedule will apply. If you exchange your Class B shares in a Fund for Class B shares of a fund with a shorter conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------



The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying, selling and exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


22      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST


If You Want to         Your Choices                          Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------
Buy Shares             First, select the share class         Refer to the Merrill Lynch Select Pricing table on page 19.
                       appropriate for you                   Be sure to read this prospectus carefully.
                       ------------------------------------------------------------------------------------------------------------
                       Next, determine the amount of         The minimum initial investment for the Fund is $1,000 for all
                       your investment                       accounts except that certain Merrill Lynch fee-based programs have a $250 initial minimun investment.


                                                             (The minimums for initial investments may be waived under certain circumstances.)
                       ------------------------------------------------------------------------------------------------------------
                       Have your Merrill Lynch               The price of your shares is based on the next calculation of net
                       Financial Consultant or               asset value after your order is placed. Any purchase orders placed
                       securities dealer submit              prior to the close of business on the New York Stock Exchange
                       your purchase order                   (generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day.


                                                             Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                       ------------------------------------------------------------------------------------------------------------
                       Or contact the Transfer               To purchase shares directly, call the Transfer Agent at
                       Agent                                 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Add to Your            Purchase additional shares            The minimum investment for additional purchases is generally $50
Investment                                                   except that certain programs, such as automatic investment plans, may have higher minimums.



                                                             (The minimum for additional purchases may be waived under
                                                             certain circumstances.)
                       ------------------------------------------------------------------------------------------------------------
                       Acquire additional shares             All dividends are automatically reinvested without a sales
                       through the automatic                 charge.
                       dividend reinvestment plan
                       ------------------------------------------------------------------------------------------------------------
                       Participate in the                    You may invest a specific amount on a periodic basis through
                       automatic investment plan             certain Merrill Lynch investment or central asset accounts.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Shares        Transfer to a participating           You may transfer your Fund shares only to another securities
to Another             securities dealer                     dealer that has entered into an agreement with Merrill
Securities Dealer                                            Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional
                                                             shares of funds previously owned before the transfer. All
                                                             future trading of these assets must be coordinated by the
                                                             receiving firm.
                       ------------------------------------------------------------------------------------------------------------
                       Transfer to a non-participating       You must either:
                       securities dealer                       o    Transfer your shares to an account with the Transfer
                                                                    Agent; or
                                                               o    Sell your shares, paying any applicable deferred sales
                                                                    charge.
-----------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     23

[Clip Art] Your Account

If You Want to                Your Choices                       Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------

Sell Your Shares              Have Your Merrill Lynch            The price of your shares is based on the next calculation of
                              Financial Consultant or            net asset value after your order is placed. For your
                              securities dealer submit           redemption request to be priced at the net asset value on
                              your sales order                   the day of your request, you must submit your request to
                                                                 your dealer prior to that day's close of business on the New
                                                                 York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next
                                                                 business day.

                                                                 Securities dealers, including Merrill Lynch, may charge a
                                                                 fee to process a redemption of shares. Merrill Lynch
                                                                 currently charges a fee of $5.35. No processing fee is
                                                                 charged if you redeem shares directly through the Transfer
                                                                 Agent.

                                                                 The Fund may reject an order to sell shares under certain
                                                                 circumstances.
-----------------------------------------------------------------------------------------------------------------------------------
                             Sell through the Transfer Agent     You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                                 sign the letter. A signature guarantee will generally be
                                                                 required but may be waived in certain limited circumstances.
                                                                 You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                                 association, national securities exchange and registered
                                                                 securities association. A notary public seal will not be
                                                                 acceptable. If you hold  stock certificates, return the
                                                                 certificates with the letter. The Transfer Agent will
                                                                 normally mail redemption proceeds within seven days
                                                                 following receipt of a properly completed request. If you
                                                                 make a redemption request before the Fund has collected
                                                                 payment for the purchase of shares, the Fund or the Transfer
                                                                 Agent may delay mailing your proceeds. This delay will usually not exceed ten days.


                                                                 If you hold share certificates, they must be delivered to
                                                                 the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                 Consultant for details.
-----------------------------------------------------------------------------------------------------------------------------------
Sell Shares                  Participate in the Fund's           You can choose to receive systematic payments from your Fund
Systematically               Systematic Withdrawal Plan          account either by check or through direct deposit to your
                                                                 bank account on a monthly or quarterly basis. If you hold
                                                                 your Fund shares in a Merrill Lynch CMA(R) or CBA(R) Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either
                                                                 method you must have dividends  automatically reinvested. For
                                                                 Class B and C shares your total

-----------------------------------------------------------------------------------------------------------------------------------

24      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

If You Want to                Your Choices                       Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------

Sell Shares                   Participate in the Fund's          annual withdrawals cannot be more than 10% per year of the
Systematically                Systematic Withdrawal Plan         value of your shares at the time your plan is established. The
(continued)                                                      deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant for details.
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Your Shares          Select the fund into               You can exchange your shares of the Fund for shares of many
                              which you want to                  other Merrill Lynch mutual funds. You must have held the
                              exchange. Be sure to               shares used in the exchange for at least 15 calendar days
                              read that fund's                   before you can exchange to another fund.
                              prospectus
                                                                 Each class of Fund shares is generally exchangeable for
                                                                 shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                 Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

                                                                 Some of the Merrill Lynch mutual funds impose a different
                                                                 initial or deferred sales charge schedule. If you exchange
                                                                 Class A or D shares for shares of a fund with a higher
                                                                 initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                 exchange Class B shares for shares of a fund with a
                                                                 different deferred sales charge schedule, the higher
                                                                 schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                 period for calculating a deferred sales charge at
                                                                 redemption. If you exchange Class A or D shares for money
                                                                 market fund shares, you will receive Class A shares of
                                                                 Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                                 Although there is currently no limit on the number of
                                                                 exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
-----------------------------------------------------------------------------------------------------------------------------------

        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     25

[Clip Art] Your Account

Net Asset Value -- the market
value of a Fund's total assets after
deducting liabilities, divided by the
number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------



When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed.


Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------



If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

26             MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Dividends -- Exempt-interest,
ordinary income and capital gains
paid to shareholders. Dividends
may be reinvested in additional
Fund shares as they are paid.


Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


Each Fund will distribute any net investment income monthly and any net realized long or short term capital gains at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

Taxes


To the extent that the dividends distributed by a Fund are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state or local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from a Fund. Interest income from other investments may produce taxable dividends.

Generally, so long as at least 50% of the value of the California Fund's total assets consists of California Municipal Bonds at the end of each quarter of the California Fund's taxable year, the portion of dividends distributed by the California Fund derived from California municipal bond interest income, will also be exempt from California income taxes. While dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation, dividends of the Florida Fund will be subject to Florida corporate income taxes. Dividends derived from capital gains realized by a Fund will be subject to Federal income tax and, for investors subject to taxation in California, generally will be subject to California income tax as well. If you are subject to income tax in a state other than California or Florida, the dividends derived from California or Florida municipal bonds, respectively, will not be exempt from income tax in that state. In general, if at least 90% of the Florida Fund's net assets are invested in assets that are exempt fromFlorida intangible personal property tax on the last business


        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     27

[Clip Art] Your Account

"BUYING A DIVIDEND"


You may want to avoid buying
shares of a Fund shortly before the
Fund pays a dividend, although
the impact on you will be
significantly less than if you were
invested in a fund paying fully
taxable dividends. The reason? If
you buy shares when a fund has
realized but not yet distributed
taxable ordinary income (if any) or
capital gains, you will pay the full
price for the shares and then
receive a portion of the price back
in the form of a taxable dividend.
Before investing you may want to
consult your tax adviser.

day of any calendar year, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year.

Generally, within 60 days after the end of each Fund's taxable year, the Trust will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of a Fund.

By law, each Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


If you redeem shares of a Fund or exchange them for shares of another fund, any gain on the transaction may be subject to Federal income tax.


This section summarizes some of the consequences of an investment in a Fund under current Federal and California and Florida tax laws. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in a Fund under all applicable tax laws.


28      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

Management of the Funds [Clip Art]

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------


Fund Asset Management, the Fund's Manager, manages the Funds' investments and their business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment decisions for each Fund. Each Fund pays the Manager a fee at the annual rate of 0.35% of the average daily net assets of that Fund.


Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $518 billion in investment company and other portfolio assets under management as of October 1999. This amount includes assets managed for Merrill Lynch affiliates.


A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). A Fund could be adversely affected if the computer systems used by Fund management or other service providers to that Fund do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then and does not anticipate that the services it provides will be adversely affected. The Funds' other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, one or both Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which a Fund invests, and this could hurt a Fund's investment returns.


        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     29

[Clip Art] Management of the Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights tables are intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each of the Funds. The total returns in the table represent the rate an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche llp, whose report, along with the Trust's financial statements, is included in the Trust's annual report to shareholders, which is available upon request.


                                                                                California Fund
                                         -----------------------------------------------------------------------------------------
                                                           Class A                                       Class B
                                         ------------------------------------------      -----------------------------------------
                                                 For the Year Ended July 31,                   For the Year Ended July 31,
                                         -----------------------------------------------------------------------------------------
  Increase (Decrease) in
  Net Asset Value:                        1999     1998     1997     1996     1995        1999     1998     1997     1996    1995
---------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year     $ 10.13   $10.22   $10.05  $ 9.99   $ 9.88      $10.12   $10.21  $10.04   $ 9.99   $ 9.88
---------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net                   .32      .39      .38     .39      .42         .29      .35     .34      .36      .39
---------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on
  investments-- net                         (.10)    (.09)     .17     .06      .11        (.09)    (.09)    .17      .05      .11
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations           .22      .30      .55     .45      .53         .20      .26     .51      .41      .50
---------------------------------------------------------------------------------------------------------------------------------
  Less dividends from
    investment income -- net                (.32)    (.39)    (.38)   (.39)    (.42)       (.29)    (.35)   (.34)    (.36)    (.39)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year           $ 10.03   $10.13   $10.22  $10.05   $ 9.99      $10.03   $10.12  $10.21   $10.04   $ 9.99
---------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:*
---------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share        2.20%    2.96%    5.57%   4.56%    5.60%       1.93%    2.59%   5.20%    4.08%    5.23%
---------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement            1.59%    1.12%    1.08%    .94%     .40%       1.94%    1.51%   1.44%    1.30%     .76%
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                                  1.79%    1.32%    1.28%   1.30%    1.44%       2.14%    1.71%   1.64%    1.66%    1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Investment income-- net                   3.18%    3.82%    3.75%   3.89%    4.36%       2.83%    3.45%   3.39%    3.53%    4.00%
---------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (in thousands) $ 1,294   $1,460   $3,152  $3,162   $3,527     $ 3,718   $4,812  $6,877   $9,919  $10,363
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                       44.37%   24.65%   26.86%  11.09%  124.72%      44.37%   24.65%  26.86%   11.09%  124.72%
---------------------------------------------------------------------------------------------------------------------------------



  * Total investment returns exclude the effects of sales charges.


30          MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

--------------------------------------------------------------------------------


                                                                            California Fund
                                         -------------------------------------------------------------------------------------------
                                                    Class C                                       Class D
                                         ---------------------------------              --------------------------------------------
                                                                           For the                                       For the
                                                                           Period                                        Period
                                                 For the Year Ended        October                For the Year Ended     October
                                                      July 31,            21, 1994+                    July 31,          21, 1994+
                                         ---------------------------------    to         --------------------------------    to
  Increase (Decrease) in                                                   July 31,                                       July 31,
  Net Asset Value:                        1999     1998     1997     1996    1995        1999     1998    1997     1996     1995
----------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period   $ 10.12   $10.22   $10.05  $ 9.99  $  9.76     $ 10.13   $10.22  $10.05   $ 9.99   $ 9.76
----------------------------------------------------------------------------------------------------------------------------------
  Investment income-- net                    .31      .37      .36     .37      .31         .31      .38     .37      .38      .33
----------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss)
  on investments-- net                      (.09)    (.10)     .17     .06      .23        (.09)    (.09)    .17      .06      .23
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations           .22      .27      .53     .43      .54         .22      .29     .54      .44      .56
----------------------------------------------------------------------------------------------------------------------------------
  Less dividends from
    investment income -- net                (.31)    (.37)    (.36)   (.37)    (.31)       (.31)    (.38)   (.37)    (.38)    (.33)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period          $10.03   $10.12   $10.22  $10.05  $  9.99     $ 10.04   $10.13  $10.22   $10.05   $ 9.99
----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
----------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share        2.12%    2.68%    5.39%   4.35%    5.60%#      2.20%    2.86%   5.47%    4.46%    5.85%#
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement            1.76%    1.36%    1.25%   1.14%     .82%*      1.67%    1.25%   1.15%    1.06%     .66%*
----------------------------------------------------------------------------------------------------------------------------------
  Expenses                                  1.96%    1.56%    1.45%   1.50%    1.98%*      1.87%    1.45%   1.35%    1.40%    1.81%*
----------------------------------------------------------------------------------------------------------------------------------
  Investment income-- net                   3.00%    3.61%    3.58%   3.69%    4.04%*      3.09%    3.70%   3.69%    3.77%    4.28%*
----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period
    (in thousands)                         $ 114   $   95   $   57  $   55  $    64      $3,136   $2,713  $4,043   $2,185   $1,771
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                       44.37%   24.65%   26.86%  11.09%  124.72%      44.37%   24.65%  26.86%   11.09%  124.72%
----------------------------------------------------------------------------------------------------------------------------------



  + Commencement of operations.
  * Annualized.
 ** Total investment returns exclude the effects of sales charges.
  # Aggregate total investment return.


        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     31

[Clip Art] Management of the Funds

--------------------------------------------------------------------------------


                                                                                Florida Fund
                                          ----------------------------------------------------------------------------------------
                                                           Class A                                       Class B
                                          -----------------------------------------     ------------------------------------------
                                                  For the Year Ended July 31,                   For the Year Ended July 31,
                                          -----------------------------------------     ------------------------------------------
  Increase (Decrease) in
  Net Asset Value:                         1999    1998      1997    1996     1995        1999     1998    1997     1996     1995
----------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year      $10.00   $10.07   $ 9.96  $10.02   $ 9.87     $ 10.00   $10.07  $ 9.96  $ 10.02  $  9.88
----------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net                   .33      .38      .40     .40      .43         .30      .35     .36      .37      .40
----------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on
  investments -- net                        (.13)    (.07)     .11    (.06)     .15        (.14)    (.07)    .11     (.06)     .14
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations           .20      .31      .51     .34      .58         .16      .28     .47      .31      .54
----------------------------------------------------------------------------------------------------------------------------------
  Less dividends from
    investment income -- net                (.33)    (.38)    (.40)   (.40)    (.43)       (.30)    (.35)   (.36)    (.37)    (.40)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year            $ 9.87   $10.00   $10.07  $ 9.96   $10.02      $ 9.86   $10.00 $ 10.07   $ 9.96  $ 10.02
----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:*
----------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share        2.01%    3.17%    5.20%   3.45%    6.05%       1.54%    2.80%   4.83%    3.08%    5.57%
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement            1.48%    1.19%    1.09%    .89%     .39%       1.84%    1.54%   1.45%    1.24%     .75%
----------------------------------------------------------------------------------------------------------------------------------
  Expenses                                  1.48%    1.19%    1.09%    .97%    1.03%       1.84%    1.54%   1.45%    1.32%    1.38%
----------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net                  3.31%    3.81%    3.98%   4.01%    4.39%       2.95%    3.46%   3.63%    3.66%    4.05%
----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (in thousands)  $4,055   $5,331   $6,376  $7,874   $9,849      $7,787   $8,014 $11,461  $13,690  $16,213
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                       18.60%   39.52%   35.67%  39.90%  138.97%      18.60%   39.52%  35.67%   39.90%  138.97%
----------------------------------------------------------------------------------------------------------------------------------


  *      Total investment returns exclude the effects of sales charges.

32      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                                                         Florida Fund
                                          ------------------------------------------------------------------------------------------
                                                    Class C                                       Class D
                                          -----------------------------------------      -------------------------------------------
                                                                           For the                                         For the
                                                                           Period                                          Period
                                                  For the Year Ended       October              For the Year Ended         October
                                                       July 31,           21, 1994+                  July 31,              21, 1994+
                                          --------------------------------    to         --------------------------------     to
  Increase (Decrease) in                                                   July 31,                                        July 31,
  Net Asset Value:                         1999     1998     1997    1996    1995         1999    1998    1997     1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period    $ 9.93   $10.00   $ 9.90 $ 10.01  $  9.76      $10.00   $10.06  $ 9.95   $10.01  $  9.76
----------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net                   .30      .33      .38     .36      .29         .32      .37     .39      .39      .33
----------------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on
  investments -- net                        (.13)    (.07)     .10    (.11)     .25        (.14)    (.06)    .11     (.06)     .25
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations           .17      .26      .48     .25      .54         .18      .31     .50      .33      .58
----------------------------------------------------------------------------------------------------------------------------------
  Less dividends from
    investment income -- net                (.30)    (.33)    (.38)   (.36)    (.29)       (.32)    (.37)   (.39)    (.39)    (.33)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period          $ 9.80   $ 9.93   $10.00 $  9.90  $ 10.01      $ 9.86   $10.00  $10.06   $ 9.95  $ 10.01
----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
----------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share        1.68%    2.65%    4.93%   2.48%    5.65%#      1.80%    3.17%   5.10%    3.35%    6.07%#
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of reimbursement            1.66%    1.29%    1.26%   1.21%    1.09%*      1.57%    1.29%   1.19%     .99%     .67%*
----------------------------------------------------------------------------------------------------------------------------------
  Expenses                                  1.66%    1.29%    1.26%   1.23%    1.67%*      1.57%    1.29%   1.19%    1.07%    1.19%*
----------------------------------------------------------------------------------------------------------------------------------
  Investment income -- net                  3.06%    3.78%    3.83%   3.75%    3.83%*      3.21%    3.71%   3.88%    3.91%    4.23%*
----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period
    (in thousands)                           $64   $    1   $   60  $   52  $     1      $2,522   $5,362  $7,733   $6,406  $ 7,210
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                       18.60%   39.52%   35.67%  39.90%  138.97%      18.60%   39.52%  35.67%   39.90%  138.97%
----------------------------------------------------------------------------------------------------------------------------------



  * Annualized.
 ** Total investment returns exclude the effects of sales charges.
  + Commencement of operations.
  # Aggregate total investment return.


        MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST     33

                      (This page intentionally left blank)




       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

                         -----------------------------
                                    POTENTIAL
                                    INVESTORS
                         Open an account (two options)
                         -----------------------------


           (1)                                               (2)
`--------------------------                     --------------------------------
     MERRILL LYNCH                                      TRANSFER AGENT
  FINANCIAL CONSULTANT                          Financial Data Services, Inc.
  or SECURITIES DEALER
                                                   ADMINISTRATIVE OFFICES
 Advises shareholders on                          4800 Deer Lake Drive East
 their Fund investments.                       Jacksonville, Florida 32246-6484
--------------------------
                                                      MAILING ADDRESS
                                                      P.O. Box 45289
                                               Jacksonville, Florida 32232-5289

                                                 Performs recordkeeping and
                                                    reporting services.
                                               --------------------------------






                -----------------------------------------------
                                   DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                a division of Princeton Funds Distributor, Inc.
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                     Arranges for the sale of Fund shares.
                -----------------------------------------------

------------------------------                  --------------------------------
           COUNSEL                                            CUSTODIAN

      Brown & Wood LLP                                  State Street Bank
   One World Trade Center                               and Trust Company
New York, New York 10048-0557                             P.O. Box 351
                                                     Boston, Massachusetts 02101
    Provides legal advice       --------------
        to the Fund.               THE FUNDS           Holds the Fund's assets
------------------------------                             for safekeeping.
                                  The Board of  --------------------------------
                                   Trustees
                               oversees the Fund.
                               ------------------

-----------------------------------         ------------------------------------
       INDEPENDENT AUDITORS                                MANAGER

       Deloitte & Touche LLP                     Fund Asset Management, L.P.
         117 Campus Drive
 Princeton, New Jersey 08540-6400                  ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
       Audits the financial                     Plainsboro, New Jersey 08536
statements of each Fund on behalf of
         the shareholders.                             MAILING ADDRESS
-----------------------------------                     P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                      TELEPHONE NUMBER
                                                       1-800-MER-FUND

                                                     Manages each Fund's
                                                   day-to-day activities.
                                            ------------------------------------

       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

For More Information [Clip Art]

Shareholder Reports

Additional information about each Fund's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Trust will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Trust's Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Trust at the telephone number or address indicated above if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-6282
Code #16925-11-99
(C)Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch


Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust

o California

o Florida


                                                               November 30, 1999

                       STATEMENT OF ADDITIONAL INFORMATION


                   Merrill Lynch Multi-State Limited Maturity
                             Municipal Series Trust
          Merrill Lynch California Limited Maturity Municipal Bond Fund
           Merrill Lynch Florida Limited Maturity Municipal Bond Fund
   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

      Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, consists of two separate series, Merrill Lynch California Limited Maturity Municipal Bond Fund (the "California Fund") and Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Florida Fund"). Each series of the Trust is referred to herein as a "Fund." The investment objective of the California Fund is to provide shareholders with income exempt from Federal income tax and California income tax. The Florida Fund seeks to provide shareholders with income exempt from Federal income tax and also seeks to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. Under normal market conditions, each Fund invests primarily in a portfolio of intermediate-term investment grade obligations of the designated state or its political subdivisions, agencies or instrumentalities, or certain other jurisdictions, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and, in the case of the California Fund, California income taxes or, in the case of the Florida Fund, would not subject shareholders to Florida intangible personal property taxes. There can be no assurance that the investment objective of either Fund will be realized. For more information on the Funds' investment objectives and policies, see "Investment Objective and Policies."

      Pursuant to the Merrill Lynch Select Pricing(SM) System, each Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                               ------------------


      This Statement of Additional Information of the Trust and each Fund is not a prospectus and should be read in conjunction with the Prospectus of the Trust and each Fund, dated November 30, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                               ------------------

                        Fund Asset Management -- Manager
                 Merrill Lynch Funds Distributor -- Distributor


   The date of this Statement of Additional Information is November 30, 1999.


                               ------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objective and Policies ........................................    2
   Risk Factors and Special Considerations Relating to Municipal Bonds ...    3
   Description of Municipal Bonds ........................................    4
   Financial Futures Transactions and Options ............................    8
   Description of Temporary Investments ..................................   11
   Investment Restrictions ...............................................   13
   Portfolio Turnover ....................................................   15
Management of the Trust ..................................................   15
   Trustees and Officers .................................................   15
   Compensation of Trustees ..............................................   16
   Management and Advisory Arrangements ..................................   17
   Code of Ethics ........................................................   18
Purchase of Shares .......................................................   19
   Initial Sales Charge Alternatives -- Class A and Class D Shares .......   19
   Reduced Initial Sales Charges .........................................   21
   Deferred Sales Charge Alternatives -- Class B and Class C Shares ......   23
   Distribution Plans ....................................................   25
   Limitations on the Payment of Deferred Sales Charges ..................   27
Redemption of Shares .....................................................   28
   Redemption ............................................................   29
   Repurchase ............................................................   29
   Reinstatement Privilege -- Class A and Class D Shares .................   30
Pricing of Shares ........................................................   30
   Determination of Net Asset Value ......................................   30
   Computation of Offering Price Per Share ...............................   31
Portfolio Transactions ...................................................   31
   Transactions in Portfolio Securities ..................................   31
Shareholder Services .....................................................   33
   Investment Accounts ...................................................   33
   Exchange Privilege ....................................................   33
   Fee-Based Programs ....................................................   35
   Automatic Investment Plans ............................................   35
   Automatic Dividend Reinvestment Plan ..................................   35
   Systematic Withdrawal Plan ............................................   36
Dividends and Taxes ......................................................   37
   Dividends .............................................................   37
   Federal Taxes .........................................................   37
   Tax Treatment of Options and Futures Transactions .....................   39
   State Taxes ...........................................................   40
Performance Data .........................................................   41
General Information ......................................................   44
   Description of Shares .................................................   44
   Independent Auditors ..................................................   45
   Custodian .............................................................   45
   Transfer Agent ........................................................   45
   Legal Counsel .........................................................   45
   Reports to Shareholders ...............................................   46
   Shareholder Inquiries .................................................   46
   Additional Information ................................................   46
Financial Statements .....................................................   47
Appendix I -- Economic and Financial Conditions in California ............   I-1
Appendix II -- Economic and Financial Conditions in Florida ..............  II-1
Appendix III -- Ratings of Municipal Bonds ............................... III-1

                        INVESTMENT OBJECTIVE AND POLICIES


      The investment objective of the California Fund is to provide shareholders with income exempt from Federal and California income taxes. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income tax and to offer shareholders the opportunity to own shares whose value is exempt from Florida intangible personal property tax. Each Fund seeks to achieve its objective by investing primarily in a portfolio of intermediate term investment grade obligations issued by or on behalf of the designated state or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Such obligations pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax, and, in the case of the California Fund, California income tax or, in the case of the Florida Fund, provide exemption of Florida Fund shares from Florida intangible personal property tax. Obligations that pay interest exempt from Federal income tax are referred to herein as "Municipal Bonds." "California Municipal Bonds" are obligations that pay interest exempt from Federal and California income tax. "Florida Municipal Bonds" are obligations that pay interest exempt from Federal income tax and would not subject shareholders to Florida intangible personal property taxes. California Municipal Bonds and Florida Municipal Bonds are sometimes referred to herein as "State Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include State Municipal Bonds. At times, a Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of each Fund. The investment objectives as set forth in the first two sentences of this paragraph are fundamental policies of the respective Funds and may not be changed without a vote of a majority of the outstanding shares of that Fund. Each Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "InvestmentCompany Act").


      Each Fund will invest primarily in Municipal Bonds with remaining maturities of between one and ten years. It is anticipated that, depending on market conditions, the dollar weighted average maturity of each Fund's portfolio will not exceed five years. For purposes of these investment policies, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of Fund Asset Management, L.P. (the "Manager" or "FAM"), will result in the obligation being valued in the market as though it has such earlier maturity. Interest rates on shorter-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer-term Municipal Bonds. However, because of their limited maturities, the market value of the Municipal Bonds held by each Fund can be expected to fluctuate less than that of long-term Municipal Bonds as a result of changes in interest rates. See "How the Funds Invest" in the Prospectus for a general discussion of the Fund's goals, main investment strategies and main risks.


      Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, except during temporary defensive periods, each Fund will invest at least 65% of its total assets in its respective State Municipal Bonds. The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that each Fund's weighted average maturity will not exceed five years. For temporary periods or to provide liquidity, each Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of a Fund's net assets.


      The Funds may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. See "Description of Temporary Investments." The Funds' hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of a Fund's shareholders.

      At least 80% of a Fund's total assets will be invested in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa),

Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade rating category may be considered to have speculative characteristics.


      A Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds -- `High Yield' or `Junk' Bonds." The Funds do not intend to purchase debt securities that are in default or that the Manager believes will be in default.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.


      The Funds ordinarily do not intend to realize investment income not exempt from Federal income tax and, for the California Fund, California income tax or, in the case of the Florida Fund, to hold investments that would subject shareholders to Florida intangible personal property tax. However, to the extent that suitable State Municipal Bonds are not available for investment by a Fund, a Fund may purchase Municipal Bonds issued by other states or their agencies or instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax but that is not exempt from California income tax or that could subject shareholders to Florida intangible personal property tax, as the case may be. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term State Municipal Bonds or Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in State Municipal Bonds or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the investment objective of each Fund, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax will be considered "Municipal Bonds." For purposes of the investment objective of the California Fund, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax and California income tax will be considered "California Municipal Bonds." For purposes of the investment objective of the Florida Fund, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax and permit Florida Fund shares to be exempt from Florida intangible personal property tax will be considered "Florida Municipal Bonds." Each Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of a Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds. See "Dividends and Taxes -- Federal Taxes."


Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which each Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of Municipal Bonds" and " -- Financial Futures Transactions and Options."

      Each Fund ordinarily will invest at least 65% of its assets in its respective State Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of State Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of State Municipal Bonds to this degree.

      The Manager does not believe that the current economic conditions in California or Florida will have a significant adverse effect on either Fund's ability to invest in high quality State Municipal Bonds. Because each Fund's portfolio will be comprised primarily of investment grade securities, each Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality State Municipal Bonds. For a discussion of economic, financial and other conditions in the State of California, see Appendix I -- "Economic and Financial Conditions in California." For a discussion of economic, financial and other conditions in the State of Florida, see Appendix II -- "Economic and Financial Conditions in Florida."

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the respective State Municipal Bonds in which the Funds invest.

Description of Municipal Bonds


      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Funds may invest. Information with respect to ratings assigned to tax-exempt obligations that the Funds may purchase is set forth in Appendix III to this Statement of Additional Information.


      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of California Municipal Bonds, exempt from California income taxes or, in the case of Florida Municipal Bonds if such obligations are not subject to the Florida intangible personal property tax. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds.

      General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      IDBs and Private Activity Bonds. Each Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

      "Moral Obligation" Bonds. Each Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

      Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.


      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Each Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of that Fund's net assets. Each Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


      Synthetic Short-Term Municipal Bonds. Each Fund may invest in a variety of synthetic short-term municipal bonds ("Synthetic Bonds"). Synthetic Bonds are typically structured by a bank, broker-dealer or other financial institution, and generally consist of a trust or partnership through which a Fund holds an interest in one or more long-term municipal bonds that are assets of the applicable entity ("Underlying Bonds") coupled with a conditional right to sell ("put") that Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Synthetic Bond is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of Synthetic Bond structures: (1) "Tender Option Bonds," which are instruments that grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Each of the Funds may also invest in other forms of Synthetic Bonds.

      Investments in Synthetic Bonds raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other Municipal Bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. For example, the tax-exempt treatment of the interest paid to holders of Synthetic Bonds is premised on the legal conclusion that the holders of such Synthetic Bonds have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Synthetic Bond is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Synthetic Bonds would be deemed taxable. A Synthetic Bond with a put notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such Synthetic Bond is liquid.


      Indexed and Inverse Floating Obligations. Each Fund may invest in its respective State Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in its respective State Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain State Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent a Fund invests in these types of State Municipal Bonds and Municipal Bonds, the Fund's return on such State Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the State Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, each Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, each Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Each Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund's net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Funds which allow the Funds to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.


      When Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis.Each Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future.A Fund enters into these transactions to obtain what is considered an advantageous price to that Fund at the time of entering into the transaction.Neither Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, it segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund's purchase price.Each Fund bears the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.


      Call and Redemption Risk. Each Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. Each Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of each Fund's net assets.


      "High Yield" or "Junk" Bonds. Each Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. See Appendix III -"Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are higher risk investments that may cause income and principal losses for a Fund.The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

      Each Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of each Fund to achieve its respective investment objective is also dependent on the continuing ability of the issuers of the securities in which each Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Financial Futures Transactions and Options

      Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that either Fund's hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Funds have no obligation to enter into hedging transactions and may choose not to do so.


      Each Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with each Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See "Dividends and Taxes -- Federal Taxes" and "-- Tax Treatment of Options and Futures Transactions."


      Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, (i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC")).

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      Each Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      Each Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. Each Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond index futures contracts in connection with its hedging strategies.

      Subject to policies adopted by the Trustees, each Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which a Fund invests to make such hedging appropriate.

      Futures Strategies. Each Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of a Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of a Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's Municipal Bond investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of a Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to that Fund. Employing futures as a hedge also may permit a Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      When a Fund intends to purchase Municipal Bonds, it may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by a Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

      Call Options on Futures Contracts. Each Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Fund will purchase a call option on a futures contract to hedge against a market advance when that Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. A Fund will purchase a put option on a futures contract to hedge that Fund's portfolio against the risk of rising interest rates.

      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which that Fund intends to purchase.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.


      The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.


      Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to each Fund require that all of the futures transactions of each Fund constitute bona fide hedging transactions and that each Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of a Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, each Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with that Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, each Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, each Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by each Fund. As a result, each Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the respective Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of each Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by each Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by each Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom that Fund has an open position in a financial futures contract. Because each Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by each Fund or decreases in the price of securities each Fund intends to acquire.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

      Each Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth above and in the Prospectus under "How the Funds Invest." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which each Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. Each Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to

10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

      VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of each Fund.

      Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Trust has been advised by its counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

      VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The Temporary Investments, VRDOs and Participating VRDOs in which each Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, each Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

      Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, each Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Each Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of that Fund's net assets.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.


      Suitability. The economic benefit of an investment in a Fund depends upon many factors beyond the control of the Funds, the Manager and its affiliates.Because of the emphasis of each Fund on its respective State Municipal Bonds, each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in either Fund will depend upon, among other things, such investor's tax situation, investment objectives and ability to accept the risks associated with investing in Municipal Bonds and each Fund's respective State Municipal Bonds. In addition, investors in the California Fund must be prepared to accept the risk of loss of principal and the risk of receiving income that is not exempt from Federal and California income taxes; investors in the Florida Fund must be prepared to accept the risk of loss of principal, the risk of receiving income that is not exempt from Federal income tax and the risk that the value of Florida Fund shares will not be exempt from Florida intangible personal property tax.


Investment Restrictions

      The Trust has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of the assets of each Fund and its activities. The fundamental policies of each Fund set forth below may not be changed without the approval of the holders of a majority of such Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of a Fund's shares present at a meeting at which more than 50% of the outstanding shares of that Fund are represented or
(ii) more than 50% of such Fund's outstanding shares). Neither Fund may:

            (1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

            (2) Make investments for the purpose of exercising control or management.

            (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

            (5) Issue senior securities to the extent such issuance would violate applicable law.

            (6) Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            (7) Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act"), in selling portfolio securities.

            (8) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Under the non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, neither Fund may:

            (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

            (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. Neither Fund currently intends to engage in short sales, except short sales "against the box."

            (c) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

            (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, neither Fund will purchase securities while borrowings are outstanding.


      Non-diversified Status. Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments are limited, however, in order to allow each Fund to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Federal Taxes." To qualify, each Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and each Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order each Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover


      The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions and a Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year.The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes -- Taxes." High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by each Fund.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

      The Trustees of the Trust consist of seven individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act. Information about the Trustees, executive officers of the Trust and the portfolio manager of the Funds, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (59) -- President and Trustee (1)(2) -- Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.


      JAMES H. BODURTHA (55) -- Trustee (2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

      HERBERT I. LONDON (60) -- Trustee (2)(3) -- 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.


      ROBERT R. MARTIN (72) -- Trustee (2)(3) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

      JOSEPH L. MAY (70) -- Trustee (2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

      ANDRE F. PEROLD (47) -- Trustee (2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999 and Director TIBCO from 1994 to 1996; and Director, Genbel Securities Limited and Gensec Bank since 1999.


      ARTHUR ZEIKEL (67) -- Trustee (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      VINCENT R. GIORDANO (55)-- Senior Vice President (1)(2)-- Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

      KENNETH A. JACOB (48) -- Vice President (1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.

      EDWARD J. ANDREWS (39) -- Portfolio Manager and Vice President (1)(2) -- Vice President of the Manager and MLAM since 1991.

      DONALD C. BURKE (39) -- Vice President and Treasurer (1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

ALICE A. PELLEGRINO (39) -- Secretary (1)(2) -- Vice President of MLAM since 1999; Attorney associated with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

---------

(1)   Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as the investment adviser or manager.
(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.


      As of November 1, 1999, the Trustees, officers of the Trust and officers of the Funds as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Funds. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust and the other officers of the Trust and the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


Compensation of Trustees

      The Trust pays each non-interested Trustee a fee of $5,000 per year plus $500 per Board meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $1,000 per year plus $250 per Committee meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size.

      The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                                 Aggregate
                                                           Pension or         Estimated      Compensation from
                                                        Retirement Benefits    Annual        Trust and Other
                         Position with   Compensation   Accrued as Part of   Benefits upon       MLAM/FAM-
Name                         Trust        from Trust       Fund Expense      Retirement       Advised Funds(1)
-----                     -----------    ------------   -----------------    -----------      ----------------
James H. Bodurtha .....     Trustee        $9,000             None              None              $163,500
Herbert I. London .....     Trustee        $9,000             None              None              $163,500
Robert R. Martin ......     Trustee        $9,000             None              None              $163,500
Joseph L. May .........     Trustee        $9,000             None              None              $163,500
Andre F. Perold .......     Trustee        $9,000             None              None              $163,500

---------
(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

      Trustees of the Trust may purchase Class A shares of the Funds at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and ClassD Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and each Fund.


      Management Fee. The Trust has entered into separate management agreements on behalf of each Fund with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to each Fund monthly compensation at the annual rate of 0.35% of the average daily net assets of that Fund. The table below sets forth information about the total management fees paid by each Fund to the Manager and the amount of such fee, if any, voluntarily waived by the Manager, for the fiscal years ended July 31 listed below.

               Fund             Management Fee      Management Fee Waived
               -----            ---------------    ----------------------
      California Fund
      1999 ...................      $34,190               $19,537
      1998 ...................      $42,624               $24,356
      1997 ...................      $51,013               $29,150
      Florida Fund
      1999 ...................      $64,562               $     0
      1998 ...................      $79,912               $     0
      1997 ...................      $90,513               $     0


      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"), including the Funds and any additional Series added in the future. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below, fees for legal and auditing services, Commission fees, interest, certain taxes and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. As required by each Fund's distribution agreements, the Distributor will pay the promotional expenses of that Fund incurred in connection with the offering of shares of that Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans." Reference is made to "Management of the Funds" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of each Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of each Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Distribution Expenses. On behalf of each Fund, the Trust has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of each class of shares of such Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the related Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

      The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Funds are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of one of the Funds. Each Class A, Class B, Class C or Class D share of each Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees of that Fund and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of that Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by each Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of each Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."


      The Trust or the Distributor may suspend the continuous offering of the shares of the Funds of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or by the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


Initial Sales Charge Alternatives -- Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


Eligible Class A Investors


      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of each Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares in a shareholder account at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of each Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of each Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of each Fund and certain other Select Pricing Funds.


Class A and Class D Sales Charge Information

      The gross sales charges, the amounts of such charges received by the Distributor and Merrill Lynch for the sale of Class A and Class D shares, and the CDSCs paid with respect to redemption within one year after purchase of Class A and Class D shares purchased subject to a front-end sales charge waiver, for each Fund for the periods indicated are set forth below:

                                                                        Class A
                                           ---------------------------------------------------------------
                                           Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                                             Charges      Retained by       Paid to        Redemption of
                                            Collected     Distributor    Merrill Lynch  Load-Waived Shares
                                           ----------    ------------    -------------  ------------------
For the Year Ended July 31, 1999
  California Fund .......................    $    0          $  0            $  0             $  0
  Florida Fund ..........................    $    0          $  0            $  0             $  0

For the Year Ended July 31, 1998
  California Fund .......................    $    0          $  0            $  0             $  0
  Florida Fund ..........................    $1,050          $100            $950             $  0


                                                                    Class D
                                           ---------------------------------------------------------------
                                           Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                                             Charges      Retained by       Paid to        Redemption of
                                           Collected     Distributor    Merrill Lynch   Load-Waived Shares
                                           ----------    ------------   =-------------  ------------------
For the Year Ended July 31, 1997
  California Fund .......................    $    0          $  0            $    0           $    0
  Florida Fund ..........................    $  631          $ 68            $  563           $    0
For the Year Ended July 31, 1999
  California Fund .......................    $    0          $  0            $    0           $2,000
  Florida Fund ..........................    $  638          $ 41            $  597           $    0

For the Year Ended July 31, 1998
  California Fund .......................    $  242          $  7            $  235           $    0
  Florida Fund ..........................    $  337          $ 13            $  324           $7,988

For the Year Ended July 31, 1997
  California Fund .......................    $2,379          $224            $2,155           $    0
  Florida Fund ..........................    $  576          $ 55            $  521           $    0


      The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of each Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges


      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.


      Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of a Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $100,000 or more of the Class A or Class D shares of a Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Trust's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares of any Fund; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of a Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $100,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares of the Fund actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


      Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of a Fund at net asset value. The Funds realize economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Funds. Employees and directors or trustees wishing to purchase shares of a Fund must satisfy that Fund's suitability standards.


      Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of each Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Closed-End Fund Investment Option. Class A shares of each Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of each Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


      Shareholders of certain MLAM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of a Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company by that Fund.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of acquisition, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Class B and Class C shares of each Fund are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares of each Fund. In addition, Class B shares will be converted into Class D shares of a Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares and Class C Shares

      Class B shares and Class C shares of each Fund that are redeemed within one year after acquisition may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

                                                        CDSC as a Percentage
                                                          of Dollar Amount
        Year Since Purchase Payment Made                  Subject to Charge
        -------------------------------                   ----------------
        0-1 ..........................................          1.0%
        1 and thereafter .............................         None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and during the first year after acquisition, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1.0% (the applicable rate during the first year after acquisition).

      The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if late, reasonably, promptly, following completion of probate. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."


      Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares of a Fund will be converted automatically into Class D shares of same Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares of a Fund to Class D shares of that Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of that Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class

B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


      Class B shareholders of a Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of a Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.


      The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


Class B and Class C Sales Charge Information


                                                          Class B
                            -------------------------------------------------------------------
                                      California Fund                        Florida Fund
                            --------------------------------    -------------------------------
      For the Fiscal Year   CDSCs Received     CDSCs Paid to    CDSCs Received    CDSCs paid to
        Ended July 31,      by Distributor     Merrill Lynch    by Distributor    Merrill Lynch
      ------------------    ---------------    -------------    ---------------   -------------
            1999               $4,119             $4,119           $2,089            $2,089
            1998               $3,550             $3,550           $4,821            $4,821
            1997               $6,780             $6,780           $7,396            $7,396

---------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


                                                          Class C
                            -------------------------------------------------------------------
                                      California Fund                        Florida Fund
                            --------------------------------    -------------------------------
      For the Fiscal Year   CDSCs Received     CDSCs Paid to    CDSCs Received    CDSCs paid to
        Ended July 31,      by Distributor     Merrill Lynch    by Distributor    Merrill Lynch
      ------------------    ---------------    -------------    ---------------   -------------
            1999               $  106             $  106           $    0            $    0
            1998               $   63             $   63           $    0            $    0
            1997               $    0             $    0           $    0            $    0


      Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.


Distribution Plans

      Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares each provides that each Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.15%, 0.15% and 0.10%, respectively, of the average daily net assets of each Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares provides that each Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.20%, of the average daily net assets of each Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial consultants for selling Class B and Class C shares of each Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the related Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the related Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the related Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares of each Fund regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

      With respect to the California Fund, as of December 31, 1998, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $57,000 (1.20% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $81,303 (2.19% of Class B net assets at that date). Information regarding fully allocated accrual data for Class C California Fund shares for the period October 21, 1994 (commencement of operations) to December 31, 1998 is not presented because such revenues and expenses are de minimis. As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $558 (0.49% of Class C net assets at that date).


      For the fiscal year ended July 31, 1999, the California Fund paid the Distributor $15,589 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $4.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the California Fund paid the Distributor $172 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $0.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the California Fund paid the Distributor $3,741 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $3.8 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


      With respect to the Florida Fund, as of December 31, 1998, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $129,000 (1.38% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $351,146 (4.50% of Class B net assets at that date). Information regarding fully allocated accrual data for Class C Florida Fund shares for the period October 21, 1994 (commencement of operations) to December 31, 1998 is not presented because such revenues and EXPENSES ARE DE MINIMIS. As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $199 (0.31% of Class C net assets at that date).


      For the fiscal year ended July 31, 1999, the Florida Fund paid the Distributor $29,430 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $8.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the Florida Fund paid the Distributor $85 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $.06 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the Florida Fund paid the Distributor $5,250 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $5.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by each Fund's Class B shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to each Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by each Fund to (1) 6.25% of eligible gross sales of Class B shares of that Fund, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with each Fund's Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of each Fund is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, each Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to each Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information as of July 31, 1999 with respect to each Fund's Class B shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum. No information is presented for the Class C shares of the Funds because Class C shares are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other Select Pricing Funds who elect to exchange Class C shares of such other Select Pricing Funds for Class C shares of one of the Funds.

                                                        Data Calculated as of July 31, 1999
                               ---------------------------------------------------------------------------------------
                                                             (in thousands)
                                                                                                             Annual
                                                                                                          Distribution
                                                         Allowable                Amounts                     Fee at
                               Eligible    Allowable    Interest on   Maximum    Previously    Aggregate    Current Net
                                Gross      Aggregate      Unpaid       Amount     Paid to        Unpaid        Asset
                               Sales(1)  Sales Charges   Balance(2)   Payable   Distributor(3)  Balance       Level(4)
                               -------   ------------   -----------   -------   -------------- ---------  ------------
California Fund
-------------
Under NASD Rule as Adopted ..  $15,439     $  965          $486       $1,451        $124        $1,327         $ 8
Under Distributor's
 Voluntary Waiver ...........  $15,439     $  965          $ 77       $1,042        $124        $  918         $ 8

Florida Fund
-----------
Under NASD Rule as Adopted ..  $24,966     $1,606          $738       $2,344        $407        $1,937         $16
Under Distributor's
 Voluntary Waiver ...........  $24,966     $1,606          $ 79       $1,685        $407        $1,278         $16

---------
(1) Purchase price of all eligible Class B shares sold since November 26, 1993 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Trust is required to redeem for cash all shares of any Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.


      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of that Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by a Fund at such time.

Redemption


      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the the Trust or any Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies WithRights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

      At various times the Trust may be requested to redeem shares of a Fund for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.


Repurchase

      The Trust also will repurchase shares of a Fund through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through a Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

      Shareholders who have redeemed their Class A or Class D shares of a Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares of that Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                                PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "How Shares Are Priced" in the Prospectus.

      The net asset value of the shares of all classes of each Fund is determined by the Manager once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.


      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of shares will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      The State Municipal Bonds and Municipal Bonds and other portfolio securities in which the Funds invest are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the California Fund and the Florida Fund based on that Fund's net assets and number of shares outstanding on July 31, 1999 is set forth below.

                                                   Class A      Class B    Class C     Class D
                                                 ----------   ----------   --------   ----------

California Fund
Net Assets .................................     $1,293,476   $3,718,473   $114,007   $3,135,788
                                                 ==========   ==========   ========   ==========
Number of Shares Outstanding ...............        128,904      370,754     11,366      312,389
                                                 ==========   ==========   ========   ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) .............................     $    10.03   $    10.03   $  10.03   $    10.04
Sales Charge (for Class A and Class D
  shares: 1.00% of offering price; 1.01%
  of net asset value per share)* ...........            .10          **         **           .10
                                                 ==========   ==========   ========   ==========
Offering Price .............................     $    10.13   $    10.03   $  10.03   $    10.14
                                                 ==========   ==========   ========   ==========



                                                   Class A      Class B    Class C     Class D
                                                 ----------   ----------   --------   ----------
Florida Fund
Net Assets .................................     $4,055,471   $7,786,646   $ 63,739   $2,522,360
                                                 ==========   ==========   ========   ==========
Number of Shares Outstanding ...............        411,071      789,328      6,506      255,863
                                                 ==========   ==========   ========   ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) .............................     $     9.87   $     9.86   $   9.80   $     9.86
Sales Charge (for Class A and Class D
  shares: 1.00% of offering price; 1.01%
  of net asset value per share)* ...........            .10          **         **           .10
                                                 ==========   ==========   ========   ==========
Offering Price .............................     $     9.97   $     9.86   $   9.80   $     9.96
                                                 ==========   ==========   ========   ==========

---------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within one year of purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- Contingent Deferred Sales Charges -- Class B Shares and Class C Shares" herein.

                             PORTFOLIO TRANSACTIONS

Transactions  in Portfolio Securities

      Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of each Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of a Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of each Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with a Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund.

      Because of the affiliation of Merrill Lynch with the Manager, each Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. Under an exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to the exemptive order is set forth in the following table:


                          For the Year Ended        For the Year Ended         For the Year Ended
                             July 31, 1999             July 31, 1998              July 31, 1997
                        -----------------------   -----------------------    -----------------------
                                      Aggregate                 Aggregate                  Aggregate
                         Number of     Dollar       Number of    Dollar        Number of    Dollar
Fund                   Transactions     Amount    Transactions    Amount     Transactions   Amount
-----                  ------------   ---------   ------------  ---------    ------------  ---------
California Fund .....       0            $ 0            1       $200,000           0       $      0
Florida Fund ........       0            $ 0            0       $      0           4       $600,000


      An affiliated person of the Trust may serve as broker for a Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

      Neither Fund may purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which a Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by a Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from each Fund and annual statements as to aggregate compensation will be provided to each Fund. Securities may be held by, or be appropriate investments for, each Fund as well as other funds or investment advisory clients of the Manager or MLAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES


      The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Funds. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Trust, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


Investment Accounts

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.


Exchange Privilege


      U.S. shareholders of each class of shares of each Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market mutual fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.


      Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of a Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares of a Fund for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares of a Fund also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares of a Fund are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.


      Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a Fund acquired through use of the exchange privilege will be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of a Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held that Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.


      Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.


     Prior to October 12, 1998, exchanges from the Funds and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of a Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

      Exchanges by Participants in the MFA Program. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the respective Fund of the exchange. Shareholders of the Funds, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. Each Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares of a Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans


     A shareholder of a Fund may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as a Fund's Automatic Investment Plan. Each Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of a Fund are held within a CMA(R) or CBA(R) Account may arrange to have periodic investments made in that Fund in amounts of $100 or more through the CMA(R) or CBA(R) Automatic Investment Program.


Automatic Dividend Reinvestment Plan


      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the respective Fund. Such reinvestment will be at the net asset value of shares of the respective Fund as determined after the close of business on the

NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.


      Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends, paid in cash, rather than reinvested in shares of the respective Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Funds are not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.


Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in the respective Fund's shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of a Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if shares of a Fund are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                               DIVIDENDS AND TAXES
Dividends

      The net investment income of each Fund is declared as dividends daily prior to the determination of the net asset value which is calculated after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of a Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of a Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of a Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.


      All net realized capital gains of a Fund, if any, are declared and distributed to each Fund's shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of a Fund unless the shareholder elects to receive such dividends in cash.


      The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares -- Determination of Net Asset Value."

      See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of a Fund or received in cash.

Federal Taxes

      The Trust intends to continue to qualify each Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

      As discussed in "General Information -- Description of Shares," the Trust has established different series, each referred to as a Fund. Each Fund is treated as a separate corporation for Federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as each Fund, that pays exempt-interest dividends.

      The Trust intends to qualify each Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of such Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), that Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of such Fund's taxable year. Each Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. The California Fund will allocate exempt-interest dividends among shareholders for state income tax purposes in a similar manner.

      Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

      To the extent a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of each Fund's taxable year, the Trust will provide shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

      All or a portion of a Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by that Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. Each Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after calendar year-end the portion of that Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay Federal alternative minimum tax on exempt-interest dividends paid by a Fund.

      The Funds may invest in high yield securities, as described in "Investment Objective and Policies -- Description of Municipal Bonds." Furthermore, the Funds may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Funds may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis on the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to a Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of a Fund will be disallowed if other fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty or perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

      The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

      Each Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

State Taxes


      California. So long as, at the close of each quarter of the California Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds, the portion of exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds will not be subject to California income taxes. However, exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of long-term capital gains will be treated as capital gains which are taxed at ordinary income rates for California state income tax purposes. Interest on indebtedness incurred to purchase or carry shares of the California Fund is not deductible to the extent attributable to exempt-interest income. Shareholders subject to income taxation by states other than California may realize a lower after-tax rate of return than California shareholders since the dividends distributed by the California Fund may not be exempt, to any significant degree, from income taxation by such other states.


      Florida. Prior to July 1, 1999, shares similar to shares in the Florida Fund were exempt from Florida intangible personal property tax if the fund's portfolio consisted solely of assets exempt from the Florida intangible personal property tax. Under this provision, the Florida Fund has previously received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Florida Fund's assets consist solely of assets exempt from Florida intangible personal property tax, shares of the Florida Fund will be exempt from Florida intangible personal property tax in the following year. Effective July 1, 1999, the Florida Legislature revised this requirement so that the Florida Fund's shares will be exempt if at least 90% of the net asset value of the portfolio of assets corresponding to the shares in the Florida Fund is invested in assets that are exempt from the Florida intangible personal property tax. The Florida Fund has applied for a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in the Florida Fund is invested in assets that are exempt from the tax, shares of the Florida Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Although there is no assurance that the Florida Department of Revenue will issue a favorable ruling on this issue, the Florida Department of Revenue has previously issued similar rulings. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Prior to the receipt of the ruling from the Florida Department of Revenue, the Florida Fund will rely on an opinion of Florida counsel for the Florida Fund, Holland & Knight LLP, stating that Florida Fund shares will be exempt from Florida intangible personal property tax if the revised asset requirement is met. This opinion is based on existing Florida law and interpretive authority which could be changed at any time retroactively. While the opinion represents the best judgment of Holland & Knight LLP, there is no guarantee that the legal conclusions will not be challenged by the Florida Department of Revenue or in judicial or administrative proceedings. Thus, under Florida counsel's opinion or if a favorable ruling is issued, and if the revised requirement is met, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Florida Fund are subject to Florida intangible personal property tax because less than 90% of the net asset value of the Florida Fund's assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only that portion of the value of Florida Fund shares equal to the portion of the net asset value of the Florida Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Florida Fund anticipates that on the last business day of each calendar year at least 90% of the net asset value of the Florida Fund's assets will consist of assets exempt from Florida intangible personal property tax.

      Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Florida Fund will be subject to Florida corporate income tax, state taxes in states other than Florida and may be subject to local taxes.


      If the Florida Fund does not have a taxable nexus to Florida, such as through the location within the state of the Trust's or the Florida Fund's activities or those of the Manager, under present Florida law, the Florida Fund is not subject to Florida corporate income taxation. Additionally, if the Florida Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Florida Fund will not be subject to Florida intangible personal property tax. If the Florida Fund has a taxable nexus to Florida or the Florida Fund's assets have a taxable situs in Florida on January 1 of any year, the Florida Fund will be subject to Florida taxation. The Florida Fund does not believe its current operations create a taxable nexus with Florida.


      The above discussion is a general and abbreviated summary of the relevant state and local tax provisions presently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to state or local taxes.

                                PERFORMANCE DATA

      From time to time each Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on a Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of a Fund's yield that is not tax-exempt.

      Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

      Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of each of the Funds for the periods indicated.

CALIFORNIA FUND

                                                   Class A Shares                     Class B Shares
                                         -----------------------------------  -----------------------------------
                                          Expressed as     Redeemable Value     Expressed as     Redeemable Value
                                          a percentage     of a hypothetical    a percentage     of a hypothetical
                                           based on a      $1,000 investment     based on a      $1,000 investment
                                          hypothetical       at the end of      hypothetical      at the end of
Period                                  $1,000 investment    the period       $1,000 investment    the period
------                                  -----------------  -----------------  -----------------  ----------------
                                                               Average Annual Total Return
                                                      (including maximum applicable sales charge)
One Year Ended July 31, 1999 ........        1.17%            $1,011.70             0.94%           $1,009.40
Five Years Ended July 31, 1999 ......        3.96%            $1,214.30             3.80%           $1,204.90
Inception (November 26, 1993) to
   July 31, 1999 ....................        3.70%            $1,229.30             3.52%           $1,216.90

                                                                   Annual Total Return
                                                        (excluding maximum applicable sales charge)
Year ended July 31,

1999 ................................        2.20%            $1,022.00             1.93%           $1,019.30
1998 ................................        2.96%            $1,029.60             2.59%           $1,025.90
1997 ................................        5.57%            $1,055.70             5.20%           $1,052.00
1996 ................................        4.56%            $1,045.60             4.08%           $1,040.80
1995 ................................        5.60%            $1,056.00             5.23%           $1,052.30
Inception (November 26, 1993) to
   July 31, 1994 ....................        1.23%            $1,012.30             0.99%           $1,009.90

                                                                   Aggregate Total Return
                                                        (including maximum applicable sales charge)
Inception (November 26, 1993) to
   July 31, 1999 ....................       22.93%            $1,229.30            21.69%           $1,216.90

                                                                          Yield
30 days ended July 31, 1999 .........        2.41%                   --             2.08%                  --

                                                              Tax Equivalent Yield*
30 days ended July 31, 1999 .........        3.35%                   --             2.89%                  --

---------
*     Based on a Federal income tax rate of 28%.

                                                   Class C Shares                     Class D Shares
                                         -----------------------------------  -----------------------------------
                                          Expressed as     Redeemable Value     Expressed as     Redeemable Value
                                          a percentage     of a hypothetical    a percentage     of a hypothetical
                                           based on a      $1,000 investment     based on a      $1,000 investment
                                          hypothetical       at the end of      hypothetical      at the end of
Period                                  $1,000 investment    the period       $1,000 investment    the period
------                                  -----------------  -----------------  -----------------  ----------------
                                                               Average Annual Total Return
                                                      (including maximum applicable sales charge)
One Year Ended July 31, 1999 ........         1.13%           $1,011.30             1.17%           $1,011.70
Inception (October 21, 1994) to
   July 31, 1999 ....................         4.21%           $1,217.90             4.14%           $1,213.60

                                                                    Annual Total Return
                                                      (excluding maximum applicable sales charge)
Year ended July 31,
1999 ................................         2.12%           $1,021.20             2.20%           $1,022.00
1998 ................................         2.68%           $1,026.80             2.86%           $1,028.60
1997 ................................         5.39%           $1,053.90             5.47%           $1,054.70
1996 ................................         4.35%           $1,043.50             4.46%           $1,044.60

Inception (October 21, 1994) to
   July 31, 1995 ....................         5.60%           $1,056.00             5.85%           $1,058.50


                                                                   Aggregate Total Return
                                                       (including maximum applicable sales charge)
Inception (October 21, 1994) to
   July 31, 1999 ....................        21.79%           $1,217.90            21.36%           $1,213.60

                                                                           Yield
30 days ended July 31, 1999 .........         2.27%                  --             2.31%                  --

                                                                   Tax Equivalent Yield*
30 days ended July 31, 1999 .........         3.15%                  --             3.21%                  --

---------
*  Based on a Federal income tax rate of 28%.

FLORIDA FUND

                                                     Class A Shares                       Class B Shares
                                         -----------------------------------  -----------------------------------
                                          Expressed as     Redeemable Value     Expressed as     Redeemable Value
                                          a percentage     of a hypothetical    a percentage     of a hypothetical
                                           based on a      $1,000 investment     based on a      $1,000 investment
                                          hypothetical       at the end of      hypothetical      at the end of
Period                                  $1,000 investment    the period       $1,000 investment    the period
------                                  -----------------  -----------------  -----------------  ----------------
                                                              Average Annual Total Return
                                                      (including maximum applicable sales charge)
One Year Ended July 31, 1999 ........         0.99%           $1,009.90             0.56%           $1,005.60
Five Years Ended July 31, 1999 ......         3.76%           $1,202.50             3.55%           $1,190.80
Inception (November 26, 1993) to
   July 31, 1999 ....................         3.51%           $1,216.10             3.30%           $1,202.60

                                                                    Annual Total Return
                                                       (excluding maximum applicable sales charge)
Year ended July 31,
1999 ................................         2.01%           $1,020.10             1.54%           $1,015.40
1998 ................................         3.17%           $1,031.70             2.80%           $1,028.00
1997 ................................         5.20%           $1,052.00             4.83%           $1,048.30
1996 ................................         3.45%           $1,034.50             3.08%           $1,030.80
1995 ................................         6.05%           $1,060.50             5.57%           $1,055.70
Inception (November 26, 1993) to
   July 31, 1994 ....................         1.12%           $1,011.20             0.99%           $1,009.90

                                                                   Aggregate Total Return
                                                       (including maximum applicable sales charge)
Inception (November 26, 1993) to
   July 31, 1999 ....................        21.61%           $1,216.10            20.26%           $1,202.60
                                                                            Yield
30 days ended July 31, 1999 .........         2.68%                  --             2.36%                  --

                                                                    Tax Equivalent Yield*
30 days ended July 31, 1999 .........         3.72%                  --             3.28%                  --

---------
*  Based on a Federal income tax rate of 28%.

                                                     Class C Shares                      Class D Shares
                                         -----------------------------------  -----------------------------------
                                          Expressed as     Redeemable Value     Expressed as     Redeemable Value
                                          a percentage     of a hypothetical    a percentage     of a hypothetical
                                           based on a      $1,000 investment     based on a      $1,000 investment
                                          hypothetical       at the end of      hypothetical      at the end of
Period                                  $1,000 investment    the period       $1,000 investment    the period
------                                  -----------------  -----------------  -----------------  ----------------
                                                              Average Annual Total Return
                                                       (including maximum applicable sales charge)
ONE YEAR ENDED JULY 31, 1999                  0.70%           $1,007.00             0.78%           $1,007.80
Inception (October 21, 1994) to
   July 31, 1999                              3.63%           $1,185.80             3.85%           $1,197.90

                                                                   Annual Total Return
                                                       (excluding maximum applicable sales charge)
Year ended July 31,
1999                                          1.68%           $1,016.80             1.80%           $1,018.00
1998                                          2.65%           $1,026.50             3.17%           $1,031.70
1997                                          4.93%           $1,049.30             5.10%           $1,051.00
1996                                          2.48%           $1,024.80             3.35%           $1,033.50
Inception (October 21, 1994) to
   July 31, 1995                              5.65%           $1,056.50             6.07%           $1,060.70

                                                                  Aggregate Total Return
                                                       (including maximum applicable sales charge)
Inception (October 21, 1994) to
   July 31, 1999                             18.58%           $1,185.80            19.79%           $1,197.90
                                                                            Yield
30 days ended July 31, 1999                   2.55%                  --             2.59%                  --

                                                                    Tax Equivalent Yield*
30 days ended July 31, 1999                   3.54%                  --             3.60%                  --

---------
*  Based on a Federal income tax rate of 28%.

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


      On occasion, a Fund may compare its performance to the ML Municipals 1-3 Year Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of that Fund and the index such as standard deviation and beta. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


      Total return figures are based on a Fund's historical performance and are not intended to indicate future performance. Each Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising a Fund's portfolio, a Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in each Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION
Description of Shares

      The Declaration of Trust, dated February 14, 1991, of the Trust, as amended (the "Declaration"), provides that the Trust shall be comprised of separate Series, each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the California Fund and the Florida Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust.

      As of the date of this Statement of Additional Information, the shares of each Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of a Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

      Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

      The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, or similar rights and will be freely transferable. Redemption and conversion rights are as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

      The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Limited Maturity Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

      The Manager provided the initial capital for each Fund by purchasing 10,000 shares of each Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organization expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Custodian


      State Street Bank and Trust Company (the "Custodian"), P. O. Box 351, Boston, Massachusetts 02101, acts as the custodian of each Fund's assets. The Custodian is responsible for safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on each Fund's investments.


Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

Legal Counsel

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

Reports to Shareholders

      The fiscal year of each Fund ends on July 31 of each year. The Trust sends to each Fund's shareholders, at least semi-annually, reports showing each Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


Shareholder Inquiries


      Shareholder inquiries may be addressed to either Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.


      To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of any class of a Fund's shares as of November 1, 1999:



                     Name                             Address                        Percent of Class
                     ------                           -------                        ----------------

California Fund ..   Priscilla A. Ahern, Trustee      1310 East Balboa Blvd.         20% Class A
                     Priscilla Allen Ahern Trust      Newport Beach, CA 92661

                     Ann K. Hunter-Welborn and        524 Meadowmist Court           13% Class A
                     David A. Welborn, Trustees       Oliverhain, CA 92024
                     By Welborn Family Trust

                     Norman A. Meager, Trustee        74743 Arroyo Drive              9% Class A
                     for the Meager Family Trust      Indian Wells, CA 92210

                     Cynthia R. Wallace and           1809 John Street                5.9% Class A
                     Kirk Wallace, JTWROS             Manhattan Beach, CA 90266

                     Barbara H. Stebbins, Trustee     601 Laurel Avenue #203          6.8% Class B
                                                      San Mateo, CA 94401

                     B.W. Duncan and Carol Duncan,    28780 Gleneagle Court           6.7% Class B
                     JTWROS                           Tehachapi, CA 93561

                     Ben Trainer                      121 Oak Drive                   5.9% Class B
                                                      San Rafael, CA 94901

                     Florence B. Joseph, Trustee      8132 Camino Del Sol #E          5.5% Class B
                     The Florence B. Joseph Trust     La Jolla, CA 92037

                     Esmaralda Das, M.D. and          19351 Saratoga Los Gatos Road   56% Class C
                     Paul Sas                         Saratoga, CA 95070
                     JTWROS

                     Mrs. Alison Simmons and          930 North Wetherly Drive        20% Class C
                     Mr. Christopher Simmons,         Los Angeles, CA 90069
                     JTWROS

                     Walter Vincenti, Trustee         13200 East Sunset Drive         12% Class C
                     Joyce Vincenti, Trustee          Los Altos Hills, CA 94022

                     Dr. Polly Williams               5707 E. Craat De Ville Drive     5% Class C
                                                      Orange, CA 92867

                     John L. Love, Trustee UAD        P.O. Box 305                    76% Class D
                                                      Pebble Beach, CA 93953

                     William J. Hume,                 600 Montgomery Street #2800     16% Class D
                     Trustee                          San Francisco, CA 94111



                     Name                              Address                        Percent of Class
                     ----                              -------                        ----------------
Florida Fund .....   Merrill Lynch Trust Company       P.O. Box 30531                  5.7% Class A
                     of America, Custodian             New Brunswick, NJ 08989
                     Bloom, James
                     Attn: Robert Bartl

                     Edgewater View Ltd. Partnership   8801 Leesburg Pike              7.4% Class B
                     Attn: Dr. Patrick Palumbo         Vienna, VA 22182

                     Molly E. Pigadis, Trustee         401 East Linton Blvd.           5.5% Class B
                     UAD 5/15/89                       Delray Beach, FL 33483

                     Mark S. Angle and                 533 S. Howard Ave.             91.1% Class C
                     Mercedes Angle JTWROS             Tampa, FL 33606

                     Fund Asset Management, L.P.       P.O. Box 9011                     8% Class C
                     Attn: Donald C. Burke, Treasurer  Princeton, NJ 08543-9011

                     Merrill Lynch Trust Company       P.O. Box 30532                   10% Class D
                                                       New Brunswick, NJ 08989


                              FINANCIAL STATEMENTS


      The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                 APPENDIX I

                 ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

    The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements on debt offerings of California issuers, however, it has not been updated. The Funds have not independently verified the information.

General Economic Conditions

    The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession.

    California's July 1, 1998 population of over 33.4 million represented over 12% of the total United States population. As of July 1, 1990, the population of 29,944,000 represented an increase of over 6 million persons, or 26% during the decade of the 1980's.

    California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the five-county Los Angeles area accounted for 49% of the State's population, with over 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

    In the Governor's Budget released on May 14, 1999, the Department of Finance projected that the California economy will show strong growth in 1999, but slow down in 2000. The economic expansion has been marked by strong growth in high technology business services (including computer software), construction, computer and electronic components manufacturing, and tourism related industries. The Asian economic crisis, which began in 1997, has had some dampening effects on the State's economy, particularly in high technology manufacturing. However, improving economic conditions in Asia, ongoing strength in NAFTA partners, and growth in Europe, combined with ongoing strength in stock markets, have improved the short-term outlook.

1995-96 through 1998-99 Fiscal Years

      The California economy grew strongly during the 1995-96 to 1998-99 fiscal years, and as a result, the General Fund (the principal operating fund that holds most major revenue sources for the State) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97, and in 1998-99 to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the Special Fund for Economic Uncertainties or SFEU) totaled $639.8 million as of June 30, 1997 and $1,782 billion as of June 30, 1998. In the 1999 Budget Act, signed by the Governor on June 29, 1999, the Department of Finance projects the budget reserve had a balance of about $1.932 billion at June 30, 1999 and will have a balance of $880 million at June 30, 2000.

    The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

        1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill that provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 fiscal year and about $1 billion annually thereafter.

        In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

        2. On November 8, 1998, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, primarily by guaranteeing local school and community college ("K-14") schools a minimum share of General Fund revenues. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of the class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. That lawsuit, filed in 1992, requires that the State and K-14 schools share in repayment of prior years' emergency loans to schools.

        3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6%).

        4. The Budget included increased funding for health, welfare and social services program. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

        5. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

        6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

    The May Revision to the 1999-2000 Governor's Budget (hereafter shortened to "1999-00"), released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-00 Governor's Budget. The 1999 May Revision projects 1999-00 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-00 Governor's budget estimate. Some of this additional revenue will be directed to K-14 schools under Proposition 98.

    Federal Welfare Reform. Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) a change of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

    As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. As required by the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. Administration of new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

    The long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the CalWORKs program shows a continued trend of declining welfare caseloads. The CalWORKs caseload trend is projected to be 646,000 in 1998-99 and 602,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

    The 1999 Budget Act proposes expenditures that will continue to meet, but not exceed, the federally-required $2.9 billion combined State and county maintenance-of-effort (MOE) requirement. Total CalWORKs-related expenditures are estimated to be $7.3 billion for 1998-99 and $7.3 billion for 1999-00, including child care transfer amounts for the Department of Education.

    Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the State's settlement, half of these moneys will be paid to the State, and half to local governments (cities and counties). The State's 1999-00 budget includes receipt of about $560 million of these settlement moneys to the General Fund by June 30, 2000.

    The specific amount to be received by the State and local governments, is however, subject to adjustment for a number of reasons. Various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, or reductions in cigarette sales. In the event that any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Additionally, several parties have brought a lawsuit challenging the settlement and seeking damages; see "Pending Litigation" below.

    1999-00 Fiscal Year Budget. On January 8, 1999, Governor Davis released his proposed budget for fiscal year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for fiscal year 1998-99 and fiscal year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some welfare caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.6 billion of General Fund expenditures in fiscal year 1999-00, with a $415 million SFEU reserve or budget reserve at June 30, 2000.

    The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The Legislature enacted the 1999 Budget Act in a timely fashion, meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

    The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and special fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the budget reserve would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million that (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

    The principal features of the 1999 Budget Act include the following:

        1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. For the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teacher's Association v. Gould lawsuit.

        2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3%) for the University of California ("UC") and $126 million (5.9%) for the California State University ("CSU") system. In addition, Community Colleges funding increased by $324.3 million (6.6%). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

        3. The Budget included increased funding of nearly $600 million for health and human services.

        4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

        5. The Legislature enacted a one-year additional reduction of 10% of the Vehicle License Fee for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal year 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

        6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million will be given to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

Local Governments

    The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,600,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 470 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession, the Legislature eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced requirements for local services.

    Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, an annual program supporting local public safety departments, and various other measures.

         The 1999 Budget Act includes a $150 million one-time grant of money from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November, 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

    Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, restructured the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. County contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county general fund contribution by an additional $96 million by reducing by 100% the contributions of the next 18 smallest counties and by 10 percent the general fund contribution of the remaining 21 counties.

    On November 5, 1996, voters approved Proposition 218, called the "Right to Vote on Taxes Act," which adds new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limits on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. The State Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year and that over time revenues to local government would be reduced by several hundred million dollars. Proposition 218 does not affect the State or its ability to levy or collect taxes.

    On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties' claim. The test claim was heard on October 29, 1998, and the Commission found in favor of the State. In March, 1999, Sonoma County filed suit in the Superior court to overturn the Commission's decision. In October 1999, a Sonoma County Superior Court judge ruled in favor of the County. The State will continue to contest this lawsuit. Should the courts find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion with an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

Constitutional and Statutory Limitations; Recent and Pending Initiatives; Pending Litigation

    Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

    Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

    At the November 8, 1988 general election, California voters approved in initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of
(a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capital General fun revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1998-99 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

    During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from the 1991-92 fiscal year to the 1993-94 fiscal year.

    In 1992 a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 fiscal year through the 2001-02 fiscal year to reduce any adverse fiscal impact.

    Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 to 1998-99 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94, and is estimated at about $6,025 per the average daily attendance rate of students in 1999-00. A significant amount of the "extra" Proposition 98 moneys in the last few years has been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Furthermore, since General Fund revenue growth is expected to continue in 1999-00, there are also new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teachers' salaries, and provide performance incentives to teachers.

    On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardian of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States.

    Opponents of Proposition 187 filed at least eight lawsuits (which were subsequently consolidated) challenging the constitutionality and validity of the measure. On March 18, 1998, a United States District Court judge entered a final judgment in the case, holding key portions of the measure unconstitutional and permanently enjoining the State from implementing those sections that would have required law enforcement, teachers and social services and health care workers to verify a person's immigration status and subsequently report illegal immigrants to authorities and deny them social services, health care, and education benefits. An appeal by the State Attorney General was filed with the Ninth Circuit Court of Appeal on March 25, 1998. Governor Gray Davis subsequently asked the United States Ninth Circuit Court of Appeal to serve as mediator on the issue. On April 26, 1999, the Ninth Circuit Court of Appeal granted Governor Davis' request for mediation of the controversy. In response, David E. Lombardi, Chief Mediator for the Ninth Circuit Mediation Office ordered a stay until June 18, 1999 of all appellate proceedings in connection with the six cases then pending before the Court of Appeal involving Proposition 187 challenges. On June 1, 1999, the Howard Jarvis Taxpayers' Association sued Governor Davis in the California Supreme Court challenging Governor Davis' right to submit Proposition 187 to mediation, which the plaintiff claims undermines the public's right of initiative. On June 30, 1999, the California Supreme Court declined to hear the case. Since that time, Governor Davis had the State's appeal withdrawn, letting stand the District Court rulings.

    At the November 1998 elections, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

    State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," for the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes'" exclude most State aid to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes or motor vehicle weight fees above January 1, 1990 levels and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provision of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIIIB that defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

    The following table shows the State Appropriations Limit for the past four fiscal years and the current fiscal year. As of the enactment of the 1999-00 Budget, the Department of Finance projects the State's Appropriations subject to limitations will be $6.1 billion under the State's Appropriations Limit in fiscal year 1999-00.

                          State's Appropriations Limit
                                   (Millions)

                                                                      Fiscal Years
                                             ------------------------------------------------------------
                                                1995-96    1996-97      1997-98      1998-99*    1999-00*
                                             ----------   ----------   ---------    ----------  ---------

State Appropriations Limit................   $  39,309    $  42,002    $ 44,778     $  47,573   $ 50,673
Appropriations Subject to Limit...........     (33,186)     (35,103)    (40,743)      (42,674)   (44,528)
                                             ----------   ----------   ---------    ----------  ---------
Amount (Over)/Under Limit.................   $   5,123    $   6,899    $  4,035     $   4,899   $  6,145
                                             ==========   ==========   =========    ==========  =========

---------------
*  Estimated/Projected
SOURCE:  State of California, Department of Finance


    Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

    The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to the State-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates (the "Commission") for redetermination. The Commission expanded the claim to include supplemental claims filed by several other educational institutions and determined that part, but not all, of the claims should have been paid by the State. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion. The Commission issued a decision in December 1998 determining that a small number of components of the State's special education program are State mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the Commission is considering whether and to what extent the costs associated with the State mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate funding.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are each fully liable for future costs, and an order that the cleanup be completed. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator and generator of the wastes taken to the site. The State has appealed. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers and trial is currently set for January 16, 2001.

    The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. Plaintiffs have petitioned the California Supreme Court for review.

    In Just Say No To Tobacco Dough Campaign v. State of California, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for the years ended June 30, 1990, through June 30, 1995 for programs that were allegedly not health education or tobacco-related disease research. The Supreme Court has granted the State's demurrer and the plaintiffs have asked the court to reconsider its ruling. In July, 1999, the court again sustained the State's demurrer to the amended complaint, and issued a judgment dismissing the case. Plaintiffs appealed. The matter will be briefed and will be scheduled for oral argument before the court. If the State loses, the General Fund and funds from other sources would be used to reimburse the $166 million.

    On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions that had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. No date has been set for oral argument.

    A judgment was entered for the plaintiff in August 1998 in the case of Ceridian Corporation v. Franchise Tax Board, a suit that challenged the validity of two sections of the California tax laws. The first related to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second related to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing is underway. If both sections of the California tax law are ultimately invalidated, and all dividends become deductible, then the General Fund may become liable for approximately $200 to $250 million annually.

    In Professional Engineers in California Government v. Wilson, the Superior Court has ruled that $30.7 million of the $258.2 million transferred from the State Highway Account to the General Fund violated the California Constitution. The court also invalidated $130.9 million transferred from the Motor Vehicle Account to the General Fund. On April 30, 1999, the court found that the $130 million transfer from the State Highway Account to the Motor Vehicle Account also violated the California Constitution. The State decided not to appeal this case and reversed the challenged transfers pursuant to the court's decision.

    In Capitola Land v. Anderson and other related State and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and

Human Services ("DHHS") to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute that required federal funding (50% contribution) in order to comply with the Capitola judgment. The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs' petition for review was denied by the California Supreme Court. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

    In January of 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. A substantial number of plaintiffs have joined an existing suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. Property damages have been estimated up to $2 billion. The State is defending the action.

    Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

    The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. of Retail Tobacconists
(CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates eleven sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

    Hunt-Weston, Inc. v. Franchise Tax Board was tried in February, 1997 with judgment for the taxpayer. The judgment was reversed on appeal and plaintiff's petition for review in the California Supreme Court was denied. On September 28, 1999, the United States Supreme Court granted the taxpayer's petition for writ of certiorari. The Franchise Tax Board estimates that if the interest-offset provisions are declared unconstitutional, the result would involve potential reduction of State revenues in the $90 million range annually, with past year collection and interest exposure of $500 million.

    Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is due to be completed in October 1999. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

    Jordan, et al. v. Department of Motor Vehicles, et al. and Josephs v. Zolin, et al. challenge the validity of the Vehicle Smog Impact Fee, a $300 fee that is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The Jordan plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. The Josephs case is a class action civil rights case brought against the current and former directors of the Department of Motor Vehicles in their individual capacities claiming the collection of the Vehicle Smog Impact Fee violates the interstate commerce, equal protection and privileges and immunities clauses of the United States Constitution. The trial court gave a judgment for the plaintiffs in the Jordan case, and additionally ordered the State to file refund claims on behalf of all payers of the fees since three years prior to the filing of the complaint. In October, 1999, the Court of Appeals upheld the trial court judgment and the State has declined to appeal further. In Josephs, the Court of Appeal ruled that the taxpayer had an adequate remedy and thus the civil rights action could not proceed. A further appeal is possible. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The exposure to the State if the fees are refunded in full could be up to $800 million.

    Craig Brown, et al. v. Department of Health and Human Services, et al. is a federal mandate proceeding. In fiscal years 1991-92 and 1992-93, the State used credits from three Public Employees Retirement System (PERS) accounts in place of General Fund employer pension contributions. The federal Department of Health and Human Services (DHHS) has determined that federally funded programs were overcharged in these fiscal years because they did not receive the pension credits the State programs received and that California owes the federal government $120 million for overpayments plus an additional $80 million in interest through mid-1999. The DHHS Grant Appeals Board upheld this determination. The present case is aimed at overturning the DHHS determination. On June 6, 1999, the court ruled against the State. The State has appealed to the Ninth Circuit. The estimated potential loss is over $220 million, which would be payable from the General Fund or, possibly, recovered by the federal government through offsets against current grant payments to the State.

    PTI, Inc., et al. v. Phillip Morris, et al. was filed by five distributors in the cigarette import-/re-entry business, seeking to overturn the tobacco Master Settlement Agreement ("MSA") entered between 46 states and the tobacco industry in November, 1998. See "Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. A motion to dismiss the complaint is currently scheduled for hearing in February, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State's General Fund and the other 50% directly to the State's 58 counties and 4 largest cities).

    Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeal reversed the District Court's dismissal of the complaint for failure to state a claim. The State may seek further review in the United States Supreme Court. However, the case has now been remanded back to the District Court and trial will most likely occur in December 2000. In the event of an unfavorable result, the California Public Employees' Retirement System has estimated the liability to the State as approximately $315.5 million.

                                   APPENDIX II
                  ECONOMIC AND FINANCIAL CONDITIONS IN FLORIDA

     The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more publicly available offering statements relating to debt offerings of the State, however, it has not been updated. The Florida Fund has not independently verified the information.


     In the early 1990s, the State's unemployment rate generally tracked above that of the nation. Beginning in 1995, the State's unemployment rate has generally tracked below the national average. The State's unemployment rate is projected to be 4.2% in calendar year 1999 and 4.4% in calendar year 2000. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated October 26, 1999, for a State of Florida debt offering ("State of Florida Report").


     During calendar years 1992 through 1998, the State's per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 30.3%. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's employment income in calendar year 1998 represented 62.0% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 72.2%. Florida's income is dependent upon transfer payments controlled by the federal government.


     The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In census year 1980, the State was ranked seventh among the 50 states with a population of
9.7 million people. The State has grown dramatically since then and as of April 1, 1998 ranked fourth with an estimated population of 15.0 million. Since census year 1990, the State's estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.9% for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is expected to have grown by over 200,000 new residents per year throughout the 1990s.

     Tourism is one of the State's most important industries. An estimated 48.7 million people visited the State in calendar year 1998, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 2.0% in fiscal year 1998-99 and 1.7% the following fiscal year. In fiscal year 1998-99, tourist arrivals are projected to approximate 49.7 million. In fiscal year 1999-2000, tourist arrivals are projected to reach 50.6 million. Florida tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the state. Factors such as "product maturity" of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could contribute to a tourism slowdown. The State's fiscal year begins July 1 and ends June 30.

     Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Total contract construction employment as a share of total non-farm employment declined from 7.5% in the late 1980's to approximately 5.3% in calendar year 1998. Florida, nevertheless, has an important construction industry, with single and multi-family housing starts in fiscal year 1998-99 projected to reach a combined level of 144,000 in fiscal year 1998-99 and 143,000 in fiscal year 1999-2000. Multi-family starts have been slow to recover from the early 1990's recession, but are showing stronger growth now and are expected to approximate 46,500 in fiscal year 1998-99 and 46,300 in fiscal year 1999-2000. Total construction expenditures in fiscal years 1998-99 and 1999-2000 are forecasted to increase 8.6% and 2.5%, respectively. A driving force behind the State's construction industry is its rapid population growth. Net migration to the State is forecasted to slow, although the State's population is expected to have grown by over 200,000 persons a year during the 1990's.


     Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds -- the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1996-97, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 68%, 8%, 4%, 3% and 3%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26% and 14%, respectively, of total General Revenues.


     The Sales and Use Tax is the greatest single source of tax receipts in the State. For fiscal year ended 1996-97, receipts from this source were $12,089 million, an increase of 5.5% from fiscal year 1995-96. The second largest source of State tax receipts is the Motor Fuel Tax. The collections from this source during the fiscal year 1996-97 were $2,012 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $447.2 million for fiscal year 1996-97, an increase of $5.7 million from the previous fiscal year. The receipts of corporate income tax for the fiscal year were $1,362.3 million, an increase of 17.2% from fiscal year 1995-96. Documentary stamp tax collections totalled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year. Gross receipt utility tax collections for fiscal year 1996-97 totalled $575.7 million, an increase of 6.0% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $952.4 million during fiscal year 1996-97, a 6.3% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exclusions from that tax are estimated to reduce intangible personal property tax revenues by $265.3 million in fiscal year 1999-2000. A significant portion of these tax proceeds are unavailable to the General Revenue Fund. The State's estate tax on resident decedents' estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate's total federal estate tax liability. For fiscal year 1996-97, estate tax receipts were $546.9 million, an increase of 30% from the prior fiscal year. In fiscal year 1996-97 State-operated lotteries produced gross revenues of $2.09 billion. State law requires allocating State lottery revenues 50% to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1996-97, education received approximately $792.3 million of these revenues. In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1997-1998 in tabular form.

                                State of Florida
                                 Budget Summary
                              Fiscal Years 1997-98
                            (in millions of dollars)
                                                              1997-98
                                                              -------
                                                              Actual
                                                              ------
General Revenue Fund:
Sales Tax-GR..............................................   $11,828.7
Beverage Tax & Licenses...................................       550.1
Corporate Income Tax......................................     1,395.7
Documentary Stamp Tax.....................................       429.6
Cigarette Tax.............................................       142.1
Insurance Premium Tax.....................................       295.5
Pari-Mutuels Tax..........................................        25.6
Intangibles Tax...........................................       756.0
Estate Tax................................................       595.0
Interest Earnings.........................................       217.9
Public Safety Licenses....................................        61.2
Medical & Hospital Fees...................................        99.8
Motor Vehicle Charges.....................................        41.3
Auto Title & Lien Fees....................................        24.0
Severance Taxes...........................................        35.4
Service Charges...........................................       383.8
Other Taxes, Licenses & Fees..............................       262.5
Less: Refunds.............................................      (204.6)
                                                                 -----
Net General Revenue:......................................   $16,939.4


Executive Office of the Governor
Revenue and Economic Analysis
March 8, 1999

Those tables also disclose the State Fuel Tax Trust Fund Revenues for fiscal year 1997-1998 were $1,175.7 million.

     For fiscal year 1998-99 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million, a 5.2% increase over 1997-98. The $17,779.5 million in the Estimated Revenues component of the fiscal year 1998-99 total represent a 5.0% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $18,222.0 million, unencumbered reserves at the end of 1998-99 are estimated at $1,360.7 million. For fiscal year 1999-2000, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $20,133.9 million, a 3.3% increase over the total estimated for fiscal year 1998-99. The $18,555.2 million in the Estimated Revenues component of the estimated 1999-2000 total represent a 4.4% increase over the analogous figure for fiscal year 1998-99.

     The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

     Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

     The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under that provision for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in
Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues may be increased by the Legislature, by a two-thirds vote of each house.

     "State revenues" are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include:
(i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.



     It should be noted that many of these provisions, which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the provisions and whether such implementing legislation will itself be the subject of court interpretation.


     The Florida Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, these provisions, the future distribution of such State revenues may be adversely affected.



     Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Florida Fund cannot predict the economic impact, if any, of future hurricanes and storms.

     As of October 26, 1999, the State had a high bond rating from Moody's Investors Service, Inc. (Aaa), Standard & Poor's (AAA) and Fitch IBCA, Inc.
(AAA) on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1998 totalled almost $8.7 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $787 million of general obligation bonds since July 1, 1998.

     In May 1999, as supplemented in June 1999, the Florida Auditor General notified the Governor's Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General's notification indicated that ten of those local government entities (including the City of Miami) were on September 30, 1997 in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, the Auditor General's notification indicated that the remaining thirty local government entities were not facing a true financial crisis and/or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General's notification may be adversely affected by their financial condition.

                                  APPENDIX III

                           RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Long-Term Debt Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appears somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short Term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2 and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality but lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


                                     III-1

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

     The ratings are based, in varying degrees, on the following considerations:

   I. Likelihood of payment -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II.  Nature of and provisions of the obligation;

 III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                                     III-2

BB     Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B      significant speculative characteristics. "BB" indicates the least degree
CCC    of speculation and "C" the highest degree of speculation.While such debt
CC     will likely have some quality and protective characteristics, these may
C be outweighed by large uncertainties or major risk exposures to adverse conditions.


D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.


                                     III-3
c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Fitch IBCA, Inc.'s ("Fitch") Investment Grade Bond Ratings

       Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                     III-4

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probably over time.

C     Bonds are in imminent default in payment of interest or principal.


                                     III-5

DDD   Bonds are in default on interest and/or principal payments. Such bonds are
DD    extremely speculative and should be valued on the basis of their
D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term ratings place greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.


D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


                                     III-6

Code # 16926-11-99

                           PART C. OTHER INFORMATION
ITEM 23. Exhibits

    Exhibit
    Number       Description
    -------      ----------
   1(a) (1)  --  Amended and Restated Declaration of Trust of the Registrant,
                 dated November 15, 1993.(d)
    (a) (2)  --  Certificate of Amendment to Declaration of Trust and
                 Establishment and Designation of Classes, dated October 17,
                 1994.(g)
    (b) (1) --   Instrument establishing Merrill Lynch California Limited
                 Maturity Municipal Bond Fund (the "California Fund") as a
                 Series of the Registrant.(a)
    (b) (2) --   Instrument establishing Merrill Lynch Florida Limited Maturity
                 Municipal Bond Fund (the "Florida Fund") as a Series of
                 the Registrant.(a)
    (c) (1) --   Instrument establishing Class A shares and Class B shares of beneficial interest of the California Fund.(a)

   1(d)     --   Certificate of Termination of Series of Merrill Lynch Multi-
                 State Limited Maturity Municipal Series Trust.

   2        --   By-Laws of the Registrant.(d)
   3        --   Portions of the Declaration of Trust, Certificate of
                 Establishment and Designation and By-Laws of the Registrant
                 defining the rights of holders of the Fund as a series of the
                 Registrant.(b)
   4(a)     --   Form of Management Agreement between the Registrant and Fund
                 Asset Management, L.P.("FAM")(a)
    (b)     --   Supplement to Management Agreement between the Registrant and
                 FAM.(f)
   5(a)     --   Form of Revised Class A Distribution Agreement between the
                 Registrant and Merrill Lynch Funds Distributor, Inc. (now known as Princeton Funds Distributor, Inc.) (the "Distributor")
                 (including Form of Selected Dealers Agreement).(f)
    (b)     --   Form of Class B Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers
                 Agreement).(a)
    (c)     --   Form of Class C Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers
                 Agreement).(f)
    (d)     --   Form of Class D Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers
                 Agreement).(f)
    (e)     --   Letter Agreement between the Fund and the Distributor, dated
                 September 15, 1993, in connection with the Merrill Lynch Mutual
                 Fund Advisor Program.(c)
   6        --  None.
   7        --  Form of Custody Agreement between the Registrant and The Bank of
                New York.(d)
   8        --  Form of Transfer Agency, Dividend Disbursing Agency and
                Shareholder Servicing Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now known as
                Financial Data Services, Inc.)(a)

   9        --  Opinion and consent of Brown & Wood LLP, counsel for the
                Registrant.(j)

  10        --  Consent of Deloitte & Touche LLP, independent auditors for the
                Registrant.

  11        --  None.
  12(a)     --  Certificate of FAM with respect to the California Fund.(d)
    (b)     --  Certificate of FAM with respect to the Florida Fund.(d)
  13(a)     --  Class B Distribution Plan of the Registrant and Class B
                Distribution Plan Sub-Agreement.(c)
    (b)     --  Form of Class C Distribution Plan of the Registrant and Class C
                Distribution Plan Sub-Agreement.(f)
    (c)     --  Class D Distribution Plan of the Registrant and Class D
                Distribution Plan Sub-Agreement.(f)

  14        --  Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule
                18f-3.(h)


---------
(a) Filed on September 28, 1993 as an Exhibit to the Registration Statement on Form N-1A (File No. 33-50417) under the Securities Act of 1933, as amended, of the Registrant (the "Registration Statement").

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's amended and restated Declaration of Trust, as amended, filed as Exhibits 1(a) (1) and 1(a)(2) to the Registration

     Statement; to the Certificates of Establishment and Designation establishing each series of the Registrant and establishing Class A and Class B shares of beneficial interest of each series of the Registrant filed as Exhibits 1(b) (1), 1(b)(2) and 1(c), respectively, to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(c) Filed on October 13, 1993 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(d) Filed on November 17, 1993 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.

(e) Filed on May 17, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(f) Filed on October 14, 1994 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(g) Filed on November 21, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


(i) Filed on November 17, 1993 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement. Re-filed with this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.


Item 24. Persons Controlled by or Under Common Control with Registrant

     The Registrant is not controlled by or under common control with any other person.

Item 25.  Indemnification

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured FundII,Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield

Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc., ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano, and Monagle are officers of one or more of such companies.


                                Position(s) with the                     Other Substantial Business,
Name                            Investment Adviser                   Profession, Vocation or Employment
-----                           ------------------                    --------------------------------
ML & Co. ..................     Limited Partner          Financial Services Holding Company; Limited Partner of
                                                         MLAM

Princeton Services.........     General Partner          General Partner of MLAM

Jeffrey M. Peek............     President                President of MLAM; President and Director of Princeton
                                                         Services; Executive Vice President of ML & Co.;
                                                         Managing Director and Co-Head of the Investment
                                                         Banking Division of Merrill Lynch in 1997



                                Position(s) with the                     Other Substantial Business,
Name                            Investment Adviser                   Profession, Vocation or Employment
-----                           ------------------                   --------------------------------
Terry K. Glenn..............    Executive Vice          Executive Vice President of MLAM; Executive Vice
                                President               President and Director of Princeton Services; President
                                                        and Director of PFD; Director of FDS; President of
                                                        Princeton Administrators

Gregory A. Bundy............    Chief Operating         Chief Operating Officer and Managing Director of MLAM;
                                Officer and             Chief Operating Officer and Managing Director of
                                Managing Director       Princeton Services; Co-CEO of Merrill Lynch Australia
                                                        from 1997 to 1999

Donald C. Burke.............    Senior Vice President   Senior Vice President, Treasurer and Director of Taxation
                                and Treasurer           of MLAM; Senior Vice President and Treasurer of
                                                        Princeton Services; Vice President of PFD; First Vice
                                                        President of MLAM from 1997 to 1999; Vice President of
                                                        MLAM from 1990 to 1997

Michael G. Clark............    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services; Treasurer and Director of PFD; First
                                                        Vice President of MLAM from 1997 to 1999; Vice
                                                        President of MLAM from 1996 to 1997

Robert C. Doll..............    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services; Chief Investment Officer of
                                                        Oppenheimer Funds, Inc. in 1999 and Executive Vice
                                                        President thereof from 1991 to 1999

Linda L. Federici...........    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services

Vincent R. Giordano.........    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services

Michael J. Hennewinkel......    Senior Vice President,  Senior Vice President, Secretary and General Counsel of
                                Secretary and General   MLAM; Senior Vice President of Princeton Services
                                Counsel

Philip L. Kirstein..........    Senior Vice President   Senior Vice President of MLAM; Senior Vice President,
                                                        Secretary and Director of Princeton Services

Debra W. Landsman-Yaros.....    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services; Vice President of PFDS

Stephen M. M. Miller........    Senior Vice President   Executive Vice President of Princeton Administrators;
                                                        Senior Vice President of Princeton Services

Joseph T. Monagle, Jr. .....    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services

Brian A. Murdock............    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services

Gregory D. Upah.............    Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services


Item 27.  Principal Underwriters

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.


                                               Position(s) and Office(s)       Position(s) and Office(s) with
Name                                                  with PFD                          Registrant
-----                                          -------------------------     ---------------------------------
Terry K. Glenn...............................  President and Director        President and Trustee
Michael G. Clark.............................  Treasurer and Director        None
Thomas J. Verage.............................  Director                      None
Robert W. Crook..............................  Senior Vice President         None
Michael J. Brady.............................  Vice President                None
William M. Breen.............................  Vice President                None
Donald C. Burke..............................  Vice President                Vice President and Treasurer
James T. Fatseas.............................  Vice President                None
Debra W. Landsman-Yaros......................  Vice President                None
Michelle T. Lau..............................  Vice President                None
Salvatore Venezia............................  Vice President                None
William Wasel................................  Vice President                None
Robert Harris................................  Secretary                     None

     (c) Not applicable.

Item 28.  Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


Item 29.  Management Services

     Other than as set forth under the caption "Management of the Funds -- Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30.  Undertakings.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 30th day of November, 1999.



                            MERRILL LYNCH MULTI-STATE LIMITED MATURITY
                                      MUNICIPAL SERIES TRUST
                                           (Registrant)


                     By:                /s/ DONALD C. BURKE
                        -------------------------------------------------
                          (Donald C. Burke, Vice President and Treasurer)



     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



                    Signature                                        Title                        Date
                    ---------                                        ----                         ----

                 TERRY K. GLENN*                      President and Trustee
----------------------------------------------          (Principal Executive Officer)
                (Terry K. Glenn)


                DONALD C. BURKE*                      Vice President and Treasurer
----------------------------------------------          (Principal Financial and
                (Donald C. Burke)                       Accounting Officer)


               JAMES H. BODURTHA*                     Trustee
----------------------------------------------
               (James H. Bodurtha)


               HERBERT I. LONDON*                     Trustee
----------------------------------------------
               (Herbert I. London)


                ROBERT R. MARTIN*                     Trustee
----------------------------------------------
               (Robert R. Martin)


                 JOSEPH L. MAY*                       Trustee
----------------------------------------------
                 (Joseph L. May)


                ANDRE F. PEROLD*                      Trustee
----------------------------------------------
                (Andre F. Perold)


                 ARTHUR ZEIKEL*                       Trustee
----------------------------------------------
                 (Arthur Zeikel)


*By:           /s/DONALD C. BURKE                                                         November 30, 1999
----------------------------------------------
       (Donald C. Burke, Attorney-in-Fact)


                               POWER OF ATTORNEY

     The undersigned Directors/Trustees and officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Growth Fund, Merrill Lynch World Income Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund III, MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniVest Pennsylvania Insured Fund, MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

Dated: April 7, 1999


               /s/ TERRY K. GLENN                                                    /s/ JOSEPH L. MAY
---------------------------------------------------------             ---------------------------------------------------------
                  Terry K. Glenn                                                         Joseph L. May
(President/Principal Executive Officer/Director/Trustee)                              (Director/Trustee)



               /s/ JAMES H. BODURTHA                                                  /s/ ANDRE F. PEROLD
---------------------------------------------------------             ---------------------------------------------------------
                 James H. Bodurtha                                                      Andre F. Perold
                (Director/Trustee)                                                    (Director/Trustee)



               /s/ HERBERT I. LONDON                                                   /s/ ARTHUR ZEIKEL
---------------------------------------------------------             ---------------------------------------------------------
                 Herbert I. London                                                       Arthur Zeikel
                (Director/Trustee)                                                    (Director/Trustee)



               /s/ ROBERT R. MARTIN                                                   /s/ DONALD C. BURKE
---------------------------------------------------------             ---------------------------------------------------------
                 Robert R. Martin                                                       Donald C. Burke
                (Director/Trustee)                                     (Vice President/Treasurer/Principal Financial and
                                                                                     Accounting Officer)



                                 EXHIBIT INDEX

Exhibit
Numbers            Description
--------           ----------

    1(d)      --   Certificate of Termination of Series of Merrill Lynch Multi-
                   State Limited Maturity Municipal Series Trust
    9         --   Opinion and Consent of Brown & Wood LLP, counsel for the
                   Registrant

   10         --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant